                                                                    EXHIBIT 4(a)

                      ML LIFE INSURANCE COMPANY OF NEW YORK
                 HOME OFFICE: [222 Broadway, New York, NY 10038]

                        SERVICE CENTER: [P. O. Box 44222]
                       [Jacksonville, Florida 32231-4222]

ML LIFE INSURANCE COMPANY OF NEW YORK (the "Company") will make annuity payments as described in this Contract.

This is a legal Contract between the Contract Owner ("You") and the Company ("Us"). PLEASE READ THIS CONTRACT CAREFULLY.

ANNUITY PAYMENTS, DEATH BENEFITS, SURRENDER VALUES AND OTHER CONTRACT VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

RIGHT TO REVIEW CONTRACT: You may cancel this Contract within [ten (10)] days after You receive it. Simply return or mail it to Us at Our Service Center or to Your Financial Advisor. We will refund the greater of the Contract Value or all of Your Premiums.

    ML Life Insurance Company of New York is a stock life insurance company.

/s/ NIKOS K. KARDASSIS          /s/ LORI M. SALVO
----------------------          -----------------
President                       Secretary

                  Individual Deferred Variable Annuity Contract
                      Flexible Premiums - Nonparticipating

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                                TABLE OF CONTENTS

SECTION                                                                         PAGE
Definitions .................................................................     3
Contract Schedule............................................................     5
 1.   General Provisions ....................................................     6
 2.   Premiums ..............................................................     9
 3.   The Separate Account ..................................................     9
 4.   Charges, Deductions and Credits .......................................    11
 5.   Transfers .............................................................    12
 6.   Withdrawals ...........................................................    13
 7.   Death Benefit Provisions ..............................................    14
 8.   Annuity Provisions ....................................................    15
 9.   Annuity Options .......................................................    16
10.   Annuity Option Tables..................................................    17

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                                   DEFINITIONS

1. ACCOUNT VALUE: The sum of the values of Your interests in the subaccounts of the Separate Account as of the end of a Valuation Period.

2. ACCUMULATION PERIOD: The period of time from the Contract Date to the Annuity Date.

3. ACCUMULATION UNIT: A unit of measure used to determine the value of Your interest in a subaccount during the Accumulation Period.

4. ACCUMULATION UNIT VALUE: The value of an Accumulation Unit during a Valuation Period. Accumulation Unit Values are usually determined as of the close of regular trading on each day the New York Stock Exchange is open for business.

5. ANNUITANT: Any natural person(s) on whose life annuity payments are based. During the Accumulation Period, all references to the Annuitant shall include any Joint Annuitant.

6. ANNUITY DATE: The date on which You choose to begin receiving annuity payments.

7. ANNUITY OPTIONS: Options under whose terms annuity payments will be made during the Annuity Period.

8. ANNUITY PERIOD: The period beginning on the Annuity Date during which annuity payments are made under an Annuity Option.

9. ANNUITY VALUE: The amount which will be applied to an Annuity Option on the Annuity Date. It is the Contract Value on the Annuity Date reduced by any charges for premium taxes and any other charges deducted on the Annuity Date.

10. BENEFICIARY: The person(s) or entity(ies) designated by You to receive payment of the Death Benefit provided under this Contract.

11. COMPANY: ML Life Insurance Company of New York. Also referred to as "We", "Us" or "Our".

12.   CONTRACT ANNIVERSARY: An anniversary of the Contract Date.

13. CONTRACT DATE: The effective date of this Contract as shown on the Contract Schedule. This is usually the business day We receive Your Initial Premium at Our Service Center.

14. CONTRACT VALUE: The total value of Your interest in this Contract as of the end of a Valuation Period. It is equal to the Account Value plus the value of Your interest in any other accounts that may be included by Rider or by Endorsement.

15. CONTRACT YEAR: A one year period starting on the Contract Date and on each Contract Anniversary thereafter.

16. DEATH BENEFIT: During the Accumulation Period, the amount payable upon the death of the Owner (the first Owner to die if this Contract has Co-Owners), or, if the Owner is a non-natural person, upon the death of the Annuitant (the first Annuitant to die if this Contract has Joint Annuitants). During the Annuity Period, the amount payable upon the death of the Annuitant, or the last surviving Joint Annuitant.

17. DUE PROOF OF DEATH: A certified death certificate or other legal proof of death acceptable to Us, a completed beneficiary claim form, and any additional paperwork necessary to process a death claim.

18. ELIGIBLE SPOUSAL BENEFICIARY: A Beneficiary who is the spouse of a deceased Owner and who satisfies the requirements described on the Contract Schedule.

19. FUND: An investment portfolio of an open-end management investment company or unit investment trust in which a subaccount may invest.

20. INVESTMENT CATEGORY: A classification of subaccounts as determined by Us. The Investment Categories as of the Contract Date are shown on the Contract Schedule.

21. MATURITY AGE: The age of the Annuitant used in the determination of the Maturity Date. The Maturity Age is shown on the Contract Schedule.

22. MATURITY DATE: The latest possible Annuity Date as shown on the Contract Schedule.

23. MONTHAVERSARY: The Contract Date and the same calendar day of each successive month during the Accumulation Period.

24. NET ASSET VALUE: The value of one share of a Fund at the end of a Valuation Period.

25. NET INVESTMENT FACTOR: An index used to measure the investment performance of a subaccount from one Valuation Period to the next Valuation Period.

26. NET PREMIUM(S): The Premium(s) You pay into this Contract less any Premium Load. The Premium Load, if any, and the Initial Net Premium are shown on the Contract Schedule.

27. OWNER: The person(s) or entity(ies) entitled to exercise all ownership rights under this Contract. The Owner is deemed a non-natural person if this Contract is owned by a Corporation, a Trust, or similar situations where the Owner is not a person(s). All references to the Owner shall include any Co-Owner. Unless otherwise specified, age refers to the oldest Co-Owner's age. In this Contract, "You" and "Your" refer to the Owner.

28. PREMIUMS: The money You pay into this Contract as consideration for the benefits it provides.

29. QUARTERVERSARY: The same calendar day of each successive three month period during the Accumulation Period, beginning with the Contract Date.

30. SEPARATE ACCOUNT: This Contract is funded by a Separate Account of the Company, which is a segregated asset account and is not a part of Our general account. The Separate Account has multiple subaccounts, each of which invests in shares or units of a Fund.

31. SPOUSAL CONTINUATION DATE: The date that an Eligible Spousal Beneficiary provides all of the information necessary to continue the Contract in his or her own name or the date the Spousal Beneficiary Continuation Option is automatically applied.

32. SURRENDER VALUE: The amount available upon full withdrawal. It is equal to the Contract Value reduced by any charges, including any Surrender Charge, and increased by any credits which apply upon full withdrawal.

33. VALUATION PERIOD: The interval from one determination of the Accumulation Unit Value for a subaccount to the next such determination.

                              1. GENERAL PROVISIONS

1.1 OWNER: Unless another Owner is named by the purchaser of this Contract, the purchaser is the Owner. Upon written request You may designate a new Owner, subject to Our requirements and limitations in effect on the date the request is signed. A change in Owner terminates all prior Beneficiary designations, except that any irrevocable Beneficiary must consent to such change of beneficiary. If the Owner is changed, the age of the new Owner as of the Contract Date must not have been greater than the Maximum Owner Age shown on the Contract Schedule. We will not be responsible for the tax consequences of any change of Owner.

      A Contract may be owned by Co-Owners, limited to two natural persons. Ownership rights must be exercised jointly by Co-Owners unless otherwise allowed by us. Upon the death of either Co-Owner, the surviving Co-Owner will be deemed to be the Primary Beneficiary unless You specify otherwise. Any other Beneficiary designation will be treated as a Contingent Beneficiary unless otherwise indicated on the Contract Schedule or in a notice to Us.

1.2 BENEFICIARY: The Beneficiary is shown on the Contract Schedule. You may change the Beneficiary while You or the surviving Co-Owner are alive.

      You may name the Beneficiary irrevocably. If You do so, You can later change the Beneficiary only with the Beneficiary's written consent.

      Unless You have provided otherwise, the Death Benefit will be paid to, or in equal shares to:

      (a) the Primary Beneficiary who survives You (or who survives the Annuitant if the Owner is a non-natural person); or, if no Primary Beneficiary survives You,

      (b) the Contingent Beneficiary who survives You (or who survives the Annuitant if the Owner is a non-natural person); or, if no Contingent Beneficiary survives You,

      (c)   Your estate.

      If a Beneficiary survives You but dies before the Death Benefit is paid, the estate of such Beneficiary is entitled to the Death Benefit that would otherwise have been paid to such Beneficiary.

1.3 ANNUITANT: The Annuitant is shown on the Contract Schedule. Prior to the Annuity Date, except when the Owner is a non-natural person, the Owner may make a written request to change the Annuitant, subject to Our requirements and limitations in effect on the date the request is signed. If the Annuitant is changed, the age of the new Annuitant as of the Contract Date must not have been greater than the Maximum Annuitant Age shown on the Contract Schedule.

1.4 NOTICES, CHOICES AND REQUESTS: To be effective, all notices, choices and requests You make under this Contract must be in writing and signed, and be received at Our Service Center, unless We have authorized You to use another method. Such communication must be provided by You or Your representative, if authorized by You in writing. If acceptable to Us, notices, choices and requests relating to Beneficiaries, Owners, Annuitants, and the Annuity Date will take effect as of the date signed, unless We have already acted in reliance on the prior status. We are not responsible for their validity.

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                        1. GENERAL PROVISIONS (CONTINUED)

1.5 EVIDENCE OF SURVIVAL: We may require proof that any person on whose continued life any payments under this Contract are based is alive. We reserve the right to withhold or discontinue payments until We receive proof, in a form satisfactory to Us, that such person is living.

1.6 MISSTATEMENT OF AGE OR SEX: We may require proof at any time, in a form satisfactory to Us, of the age or sex of any Annuitant, Owner or Beneficiary if any payments and benefits under this Contract are based on such person's age and sex. If the age or sex of any such person has been misstated, any payments and benefits will be adjusted based on the correct age and sex of such person.

      Once annuity payments have begun, any amount We have overpaid as a result of such misstatement will be deducted from the next payment(s) made by Us under this Contract. Any amount We have underpaid will be paid in full with the next payment made by Us. We will pay interest on the underpayment. The rate of interest will not be less than 3% per year.

1.7 THE CONTRACT: This Contract, any application and any Endorsements or Riders are the entire Contract. It is issued in consideration of the payment of the Initial Premium shown on the Contract Schedule.

      Only Our President, a Vice President, Secretary, or Assistant Secretary may change this Contract. Any change must be in writing. No one else has authority to modify or waive any provision of this Contract.

      At any time, We may make such changes to this Contract, without Your consent, as required to conform it with any law, regulation, or ruling issued by a governmental agency. We will notify You of such changes, and, when required, will obtain approval from the appropriate regulatory authority and You.

1.8 NONPARTICIPATING: This Contract is nonparticipating. It does not share in Our surplus. No dividends are payable on this Contract.

1.9   INCONTESTABILITY: We will not contest this Contract.

1.10 CONTRACT PAYMENTS: All sums payable to or by Us are payable at Our Service Center. We may require return of this Contract prior to making payment. Payment generally will be made within seven (7) days of Our receipt of a request acceptable to Us at Our Service Center. Our payment obligations are subject to all payments made and actions taken by Us prior to Our receipt of a payment request.

1.11 REGULATORY REQUIREMENTS: Paid-up annuity benefits, Contract withdrawal benefits, and death benefits available under this Contract will not be less than the minimum required by the laws of the state in which this Contract is delivered.

1.12 ASSIGNMENT: You may assign Your rights under this Contract unless restricted by applicable law. Assignments will be subject to any payments made and any actions taken by Us before a signed copy of the assignment is received at Our Service Center. We will not be responsible for determining whether an assignment is valid or for the tax consequences of any assignment.

1.13 PROTECTION OF PROCEEDS: To the extent permitted by law, all payments under this Contract shall be free from legal process or the claim of any creditor. No payment and no amount under this Contract can be taken or assigned in advance of its payment date unless We receive the Owner's written consent.

1.14 TAX QUALIFICATION: This Contract is intended to qualify as an annuity contract for federal income tax purposes. To that end, the provisions of this Contract are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provision to the contrary. Distributions under this Contract shall be made in a time and manner necessary to maintain such qualification under the applicable provisions of the Internal Revenue Code. Both We and You agree to amend this Contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform this Contract to any applicable changes in the tax qualification requirements.

1.15 SUSPENSION OR DEFERRAL OF PAYMENTS OR TRANSFERS: We may suspend or postpone payments of any amount due under this Contract where permitted under applicable federal or state laws, rules or regulations.

      We may suspend or defer payments or transfers from the Separate Account under this Contract in the event that:

      (a) the New York Stock Exchange is closed for business, other than normal weekend and holiday closings;

      (b)   trading on the New York Stock Exchange is restricted;

      (c) an emergency exists such that it is not reasonably practical to dispose of securities in the Separate Account or to determine the value of its assets;

      (d) the Securities and Exchange Commission by order so permits for Your protection;

      (e) the payment is derived from a check used to pay a Premium which has not cleared through the banking system; or

      (f)   the transfer is subject to limitations as described in Section 5.2.

      Conditions (b), (c) and (d) will be decided by or in accordance with rules of the Securities and Exchange Commission. We reserve the right, at our option, to defer any payments in accordance with the deferment provisions of the Investment Company Act of 1940, as amended. We will add interest from the date of our receipt of a completed request to the date of payment if such payment is not made within 10 days following receipt of the completed request. The rate of interest will not be less than 3% per year.

1.16 CONTRACT TERMINATION: This Contract will terminate upon the occurrence of any of the events listed under Contract Termination on the Contract Schedule.

1.17 INACTIVE CONTRACT: If, at any time prior to the Annuity Date, all of the conditions listed under Inactive Contract on the Contract Schedule are met, We will terminate this Contract. If the Contract is terminated under this provision, We will pay You the Surrender Value in a lump sum.

1.18 PERIODIC REPORTS: At least once a year during the Accumulation Period We will furnish You with a report for Your Contract. It will show the current number of Accumulation Units, the Accumulation Unit Values, the Account Value, the Contract Value and any other information as may be required.

                                   2. PREMIUMS

2.1 PREMIUMS: This Contract is issued in consideration of Your payment of the Initial Premium. Additional Premiums may be paid during the Accumulation Period, subject to the Premium Requirements and Limitations described on the Contract Schedule.

      You may choose to have additional premiums paid systematically from Your Merrill Lynch brokerage account. You may change the frequency of payment, the premium amount, the premium allocation, or may cancel this feature upon written notice to Us.

2.2 PREMIUM LOAD: A Premium Load may be deducted from the Initial Premium and any additional Premiums. The amount of this charge, how it is determined, and when and how it is collected are described on the Contract Schedule.

2.3 PREMIUM ALLOCATION: Your Initial Net Premium and any additional Net Premiums will be allocated to the subaccounts You select, as described on the Contract Schedule.

                             3. THE SEPARATE ACCOUNT

3.1 THE SEPARATE ACCOUNT: The Separate Account is identified on the Contract Schedule. It is a separate investment account of ML Life Insurance Company of New York. With respect to the Separate Account, income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to Our other income, gains, or losses. Assets allocated to the Separate Account remain Our property but are separate from Our general account and any other separate accounts We may have. Separate Account assets, to the extent equal to the Separate Account's reserves and other liabilities, may not be charged with liabilities from any other business We conduct. We reserve the right to transfer any amount in excess of the Separate Account's reserves and liabilities to our general account.

3.2 SUBACCOUNTS: The Separate Account is divided into subaccounts. The subaccounts available on the Contract Date are shown on the Contract Schedule. The allocation of Your Initial Net Premium and any additional Net Premiums to the subaccounts is subject to the Allocation Guidelines and Restrictions described on the Contract Schedule.

3.3 CHANGES TO THE SEPARATE ACCOUNT: We may add subaccounts. We reserve the right, subject to obtaining any necessary regulatory approvals, to close or eliminate subaccounts; to substitute shares of a new portfolio for shares of the portfolio in which a subaccount invests; to deregister the Separate Account under the Investment Company Act of 1940 (the "1940 Act"); to make any changes required by the 1940 Act; to operate the Separate Account as a unit investment trust or a management investment company under the 1940 Act, or any other form permitted by law; to transfer all or a portion of the assets of a subaccount or Separate Account to another subaccount or Separate Account pursuant to a combination or otherwise; and to create new Separate Accounts. We may add, close, or substitute subaccounts with respect to existing Account Value or future Premiums, or both, for some or all classes of Contracts, at any time, in Our sole discretion.

3.4 NUMBER OF ACCUMULATION UNITS: During the Accumulation Period, Accumulation Units are added to, or subtracted from each subaccount, as a result of Premium payments, transfers, withdrawals, charges and credits (except for charges and credits used in determining the Net Investment Factor) during a Valuation Period. The number of Accumulation Units is determined by dividing the amount added to, or the amount subtracted from, the subaccount, by the Accumulation Unit Value for that subaccount for that Valuation Period.

3.5 ACCUMULATION UNIT VALUE: For each subaccount, the Accumulation Unit Value was set by Us when the subaccount was established. The value may increase or decrease from one Valuation Period to the next. For any Valuation Period the Accumulation Unit Value is determined by multiplying A by B where:

            A  is the Accumulation Unit Value for the prior Valuation Period;
               and

            B is the Net Investment Factor for that subaccount for the current Valuation Period.

      To the extent permitted by law, We may change when the Accumulation Unit Value is calculated by giving You 30 days prior notice; or We may defer calculation of the Accumulation Unit Value, if an emergency exists making valuation of assets in the subaccount not reasonably practical, or if the Securities and Exchange Commission permits such deferral.

3.6 NET INVESTMENT FACTOR: The Net Investment Factor for each subaccount is determined by dividing A by B and then subtracting C where:

            A is (i) the Net Asset Value per share (or for a unit investment trust, the Net Asset Value per unit of the trust) of the Fund in which the subaccount invests at the end of the current Valuation Period; plus

               (ii) any dividend or capital gain per share or unit declared on behalf of the Fund in which the subaccount invests that has an ex-dividend date during the current Valuation Period; minus

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                       3. THE SEPARATE ACCOUNT (CONTINUED)

                  (iii) the cumulative charge or credit for any taxes or tax reserve We have established as a result of the operation or maintenance of the subaccount;

            B is the Net Asset Value per share or unit of the Fund in which the subaccount invests for the preceding Valuation Period; and

            C is (i) the Valuation Period equivalent of the current annual Asset-Based Insurance Charge shown on the Contract Schedule; plus

                  (ii) a charge factor, if any, We have established as a result of the operation or maintenance of the subaccount.

                       4. CHARGES, DEDUCTIONS AND CREDITS

4.1 ASSET-BASED INSURANCE CHARGE: The Asset-Based Insurance Charge compensates Us for Our expenses in the establishment and administration of the Separate Account, for issue and administration of this Contract, and for the risks We assume in providing the benefits under this Contract. The current and maximum Asset-Based Insurance Charge, how the charge is determined, and when and how it is collected are described on the Contract Schedule. The current Asset-Based Insurance Charge may be changed, but it will never exceed the maximum charge shown on the Contract Schedule.

4.2 CONTRACT FEE: A Contract Fee may be deducted from the Contract Value to compensate Us for expenses related to the maintenance of this Contract. The current and maximum Contract Fee, how the fee is determined, and when and how it is collected are described on the Contract Schedule. The current Contract Fee may be changed, but it will never exceed the maximum fee shown on the Contract Schedule.

4.3 OTHER CONTRACT CHARGES: Other charges may be deducted from Your Contract Value. The purpose of each such charge, the current and maximum amount of the charge, how it is determined, and when and how it is collected are described on the Contract Schedule. The current amount of a charge may be changed, but it will never exceed the maximum charge shown on the Contract Schedule.

4.4 CONTRACT CREDITS: Credits may be added to Your Contract Value. The purpose of each such credit, the amount of the credit, how the credit is determined, and when and how it is paid are described on the Contract Schedule.

4.5 CHANGES IN CONTRACT CHARGES: Changes to any Contract charge will be applied by Contract class, and will be based upon changes in applicable experience factors such as investment income and returns, mortality, persistency, expenses and taxes. Any change will be determined in accordance with procedures and standards on file, if required, with the insurance supervisory official of the jurisdiction in which this Contract is delivered.

4.6 PREMIUM TAXES: Any charges made by Us attributable to premium taxes imposed by a state or other governmental authority will be deducted in a manner determined solely by Us, in compliance with applicable state law. We currently deduct such charges as described on the Contract Schedule.

4.7 OTHER TAXES AND ASSESSMENTS: We reserve the right to deduct a charge for assessments or federal, state, or local excise, profits, or income taxes. We also reserve the right to deduct from the Separate Account any taxes imposed on the Separate Account.

                                  5. TRANSFERS

5.1 TRANSFERS AMONG SUBACCOUNTS: You may transfer all or part of Your Account Value among the subaccounts, subject to the Requirements and Limitations described on the Contract Schedule, and subject to Section 5.2 below. A transfer will be processed as of the end of the Valuation Period during which We receive all the information necessary to process the transfer at Our Service Center.

      A Transfer Fee may apply to certain transfers. The current and maximum Transfer Fee, how the fee is determined, and when and how it is collected are described on the Contract Schedule. The current Transfer Fee may be changed, but it will never exceed the maximum fee shown on the Contract Schedule.

      There are no transfer charges related to the allocation of the initial premium payment under the Contract, or the allocation of any subsequent premium, nor to any of the automatic transfers related to the Dollar Cost Averaging, Asset Allocation, or Rebalancing programs described below in this section. In addition, none of the transfers referenced in the previous sentence count toward the number of transfers permitted without charge each contract year.

      We reserve the right not to process a transfer request when the sale or purchase of shares or units is not reasonably practical due to actions taken or limitations imposed by Us or by a Fund. We also reserve the right to deduct any Redemption Fee related to short term, frequent or disruptive trading, as determined by any Fund, or under any regulatory requirements.

5.2 DISRUPTIVE TRANSFERS: If, in Our sole opinion, We determine that there has been a pattern of disruptive transfers including short term "market timing" transfers for a Contract, We reserve the right to impose limitations on the processing of transfer requests with respect to such Contract. Such limitations could be applied to transfers to, or from, one or more of the subaccounts and could include, but are not limited to:

      (a)   the requirement of a minimum time period between each transfer;

      (b) not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;

      (c) limiting the dollar amount that may be transferred between the subaccounts at any one time; and

      (d) requiring that a written transfer request be provided to Us signed by the Owner.

5.3 DOLLAR COST AVERAGING PROGRAM: You may transfer all or part of your Contract Value in a designated subaccount to one or more other subaccounts pursuant to the Dollar Cost Averaging Program (DCA Program). We will transfer a specified amount at the frequency You select from the subaccount that You designate (the "source subaccount") and allocate it in accordance with Your instructions to the subaccount(s) that You select. To elect the DCA Program You need to have a minimum amount in the source subaccount equal to the amount to be transferred each period multiplied by the number of periodic transfers.

5.4 ASSET ALLOCATION PROGRAM: You may choose to have Your premiums and Contract Value allocated among the subaccounts in accordance with an Asset Allocation Model You select based on Your investment goals and risk tolerance. Each model identifies specific subaccounts and the percentage of premium or Contract Value which should be allocated to each of these subaccounts. At the end of each calendar quarter, unless You instruct Us otherwise, We will automatically reallocate your Contract Value to maintain the subaccounts and percentages then in effect for Your selected model.

5.5 REBALANCING PROGRAM: You may choose the Rebalancing Program where You select the percentage of Premium and Contract Value to be allocated to subaccounts You select based on Your investment goals and risk tolerance. We will allocate Your Premiums or Contract Value to these subaccounts in accordance with the percentages You select. At the end of each selected period, We will automatically reallocate your Contract Value to maintain the particular percentage allocation among the subaccounts You have selected.

                                 6. WITHDRAWALS

6.1 WITHDRAWALS: During the Accumulation Period, You may request partial withdrawals or a full withdrawal of the Surrender Value, subject to the Requirements and Limitations described on the Contract Schedule. A withdrawal will be processed as of the end of the Valuation Period during which We receive all the information necessary to process the withdrawal at Our Service Center.

      Partial withdrawals will be deducted from the subaccounts as described on the Contract Schedule. For a full withdrawal, upon receipt of this Contract and all other information necessary to process the withdrawal at Our Service Center, We will determine and pay You the Surrender Value in a lump sum or apply it under an Annuity Option described in Section 9.

6.2 SURRENDER CHARGE: A Surrender Charge may be deducted in connection with partial or full withdrawals of the Surrender Value. The amount of the Surrender Charge, how the charge is determined, and when and how it is collected are described on the Contract Schedule.

6.3 FREE WITHDRAWAL AMOUNT: The Free Withdrawal Amount is an amount that can be withdrawn from the Contract without the deduction of a Surrender Charge. The Free Withdrawal Amount available under this Contract, if any, and how such amount is determined, are described on the Contract Schedule.

6.4 SYSTEMATIC WITHDRAWAL PROGRAM: You may set up automatic withdrawals of a specified dollar amount to be made periodically. We will make these withdrawals from the subaccounts in the same proportion as the value of each subaccount bears to the Contract Value. The minimum amount of each withdrawal and the remaining Contract Value after each withdrawal is shown in the Contract Schedule. The Systematic Withdrawal Program cannot extend beyond the Annuity Date.


                           7. DEATH BENEFIT PROVISIONS

                    7.1 DEATH DURING THE ACCUMULATION PERIOD

7.1.1 DEATH OF OWNER: If the Owner dies (the first Owner to die if this Contract has Co-Owners) during the Accumulation Period, upon receipt of Due Proof of Death of such Owner, We will pay the Death Benefit to the Beneficiary as provided in Section 7.1.3. An Eligible Spousal Beneficiary may continue this Contract as provided in Section 7.1.4. If the Contract is owned by a non-natural person, the Death Benefit will be paid to the Beneficiary upon receipt of Due Proof of Death of the Annuitant (the first Annuitant to die if this Contract has Joint Annuitants).

7.1.2
      DEATH BENEFIT AMOUNT: The Death Benefit during the Accumulation Period is equal to the Contract Value as of the date We receive Due Proof of Death of the Owner at Our Service Center.

7.1.3 DEATH BENEFIT PAYMENT OPTIONS: Except as provided in Section 7.1.4, if an Owner dies during the Accumulation Period, the Beneficiary must receive his/her respective Death Benefit under one of the following payment options:

      OPTION 1 - payment of the Death Benefit in a lump sum within five years of the date of such Owner's death; or

      OPTION 2 - payment of the entire Death Benefit within five years of the date of such Owner's death; or

      OPTION 3 - payment of the Death Benefit under an Annuity Option over the lifetime of such Beneficiary, or over a period that does not exceed the life expectancy, as defined by Internal Revenue Service regulations, of such Beneficiary, with payments starting within one year of the date of death of such Owner. This option is not available if the Beneficiary is a non-natural person.

      If We do not receive Due Proof of Death by the end of the Death Benefit Payment Election Period shown on the Contract Schedule, We will automatically apply the Default Death Benefit Payment Option shown on the Contract Schedule.

7.1.4 SPOUSAL BENEFICIARY CONTINUATION OPTION: If an Owner dies during the Accumulation Period and the Beneficiary is an Eligible Spousal Beneficiary, such Beneficiary may choose to continue this Contract in his or her own name and exercise all the rights of the Owner under this Contract.

7.1.5 DEATH OF ANNUITANT: If an Owner of this Contract is a non-natural person, the death of an Annuitant during the Accumulation Period will be treated as the death of an Owner.

      If an Owner is a natural person, and if an Annuitant who is not an Owner dies during the Accumulation Period, the Owner may name a new Annuitant subject to Our requirements and limitations in effect on the date the request is signed. If no Annuitant is living on the Annuity Date, the Owner (or the oldest Co-Owner) will become the Annuitant.

                       7.2 DEATH DURING THE ANNUITY PERIOD

7.2.1 DEATH OF OWNER: If an Owner who is not an Annuitant dies during the Annuity Period, any remaining payments under the Annuity Option in effect will continue to be made at least as rapidly as under the distribution method in effect as of such Owner's death. Upon such death, if there is no surviving Co-Owner, the Beneficiary will become the Owner.

7.2.2 DEATH OF ANNUITANT: If the Annuitant under a Life Annuity Option, or the last surviving Joint Annuitant under a Joint and Survivor Life Annuity Option, dies while any guaranteed amounts remain unpaid, the Owner, or the Beneficiary if there is no surviving Owner, may choose either:

            (a) to receive payments for the remainder of the period guaranteed; or

            (b) to receive the present value of the remaining guaranteed payments in a lump sum.

      The interest rate used to calculate any present value is described on the Contract Schedule.

                              8. ANNUITY PROVISIONS

8.1 ANNUITY DATE: If You selected an Annuity Date at the time of application for this Contract, it is shown on the Contract Schedule. Otherwise, the Annuity Date shown on the Contract Schedule is the Maturity Date. Prior to the Maturity Date, You may change the Annuity Date subject to Our requirements and limitations described on the Contract Schedule.

8.2 ANNUITY OPTION: If You do not select an Annuity Option, annuity payments will be made under the Default Annuity Option described on the Contract Schedule. You may change the Annuity Option at any time prior to the Annuity Date. An option not described in Section 9 in this Contract may be chosen if acceptable to Us.

8.3 AMOUNT OF ANNUITY PAYMENTS: The annuity payment amount is based on the age (and sex, where permissible) of the Annuitant(s), the Annuity Option and payment frequency selected, the Annuity Value, and the payout rates, as of the Annuity Date.

      The Annuity Value will be transferred to Our general account and applied to the Annuity Option, at the then current payout rates, which will be furnished on request. The payout rates will not be less than the Guaranteed Payout Rates based on the Annuitant's Adjusted Age, the Guaranteed Mortality Table, if applicable, and the Guaranteed Interest Rate as described on the Contract Schedule. The Guaranteed Payout Rates per $1000 of Annuity Value applied will be within the range of the rates shown in the Annuity Option Tables in Section 10.

      The amount of Your annuity payments will not be less than those that would be provided by application of the Annuity Value to purchase any single premium immediate annuity contract then offered by Us to the same class of annuitants.

8.4 ANNUITY PAYMENTS: You may choose to receive payments at any payment interval which We make available, but not less frequently than once per year. If the amount of any annuity payment would be less than the Minimum Annuity Payment shown on the Contract Schedule, We will change the frequency so payments are at least equal to such amount. If the Annuity Value on the Annuity Date is less than the Minimum Annuity Value shown on the Contract Schedule, or if after the change in frequency the annuity payment is less than the Minimum Annuity Payment, We will pay the Annuity Value in a lump sum.

                               9. ANNUITY OPTIONS

9.1 OPTION 1 - LIFE ANNUITY: Payments will be made for the life of the Annuitant. Payments will cease with the last payment due prior to the Annuitant's death.

9.2 OPTION 2 - LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS: Payments will be made for a 10 year guaranteed period and as long thereafter as the Annuitant is alive.

9.3 OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY: Payments will be made while either of the Joint Annuitants is alive. The amount of such payments will not change by reason of the death of the first of the Joint Annuitants to die.

9.4   OPTION 4 - JOINT AND SURVIVOR LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10
      YEARS: Payments will be made for a 10 year guaranteed period and as long thereafter as either Joint Annuitant is alive. The amount of such payments will not change by reason of the death of the first of the Joint Annuitants to die.

                                  [ ]CheckBox1

                            10. ANNUITY OPTION TABLES

GUARANTEED MORTALITY TABLE: Annuity 2000 Mortality Table (M/F) projected to year 2025 under Scale G

GUARANTEED INTEREST RATE: Minimum 1.0 % - Maximum 3.0 %

                   RANGE OF MINIMUM GUARANTEED MONTHLY ANNUITY
                  PAYMENTS FOR EACH $1,000 APPLIED UNDER OPTION

OPTION 1 (LIFE ANNUITY)         OPTION 2 (LIFE ANNUITY WITH 10 YEARS GUARANTEED)

ADJUSTED                                  ADJUSTED
  AGE          MALE         FEMALE          AGE         MALE        FEMALE
  ---          ----         ------          ---         ----        ------
   56      3.24 -  4.38  2.96 -  4.08        56     3.15 - 4.22  2.89 - 3.96
   57      3.32 -  4.46  3.03 -  4.15        57     3.23 - 4.30  2.96 - 4.02
   58      3.41 -  4.56  3.11 -  4.23        58     3.31 - 4.38  3.03 - 4.09
   59      3.51 -  4.65  3.19 -  4.31        59     3.40 - 4.46  3.11 - 4.16
   60      3.61 -  4.75  3.28 -  4.39        60     3.49 - 4.55  3.19 - 4.24
   61      3.72 -  4.86  3.37 -  4.48        61     3.59 - 4.65  3.27 - 4.32
   62      3.83 -  4.98  3.46 -  4.58        62     3.69 - 4.75  3.36 - 4.41
   63      3.95 -  5.11  3.56 -  4.68        63     3.79 - 4.85  3.45 - 4.50
   64      4.08 -  5.24  3.67 -  4.79        64     3.90 - 4.96  3.55 - 4.60
   65      4.22 -  5.38  3.79 -  4.91        65     4.02 - 5.08  3.65 - 4.70
   66      4.37 -  5.53  3.91 -  5.03        66     4.15 - 5.20  3.76 - 4.80
   67      4.53 -  5.70  4.04 -  5.16        67     4.27 - 5.33  3.88 - 4.92
   68      4.69 -  5.87  4.18 -  5.31        68     4.41 - 5.46  4.00 - 5.04
   69      4.87 -  6.05  4.33 -  5.46        69     4.55 - 5.60  4.13 - 5.17
   70      5.06 -  6.25  4.49 -  5.63        70     4.70 - 5.74  4.27 - 5.30
   71      5.26 -  6.46  4.66 -  5.81        71     4.85 - 5.89  4.41 - 5.44
   72      5.48 -  6.68  4.85 -  6.00        72     5.00 - 6.04  4.57 - 5.59
   73      5.71 -  6.92  5.06 -  6.21        73     5.17 - 6.19  4.73 - 5.75
   74      5.95 -  7.17  5.27 -  6.43        74     5.33 - 6.36  4.90 - 5.91
   75      6.21 -  7.44  5.51 -  6.68        75     5.50 - 6.52  5.07 - 6.09
   76      6.50 -  7.74  5.76 -  6.94        76     5.68 - 6.69  5.25 - 6.27
   77      6.80 -  8.05  6.04 -  7.22        77     5.86 - 6.87  5.44 - 6.45
   78      7.12 -  8.38  6.33 -  7.53        78     6.05 - 7.04  5.64 - 6.64
   79      7.47 -  8.74  6.66 -  7.86        79     6.23 - 7.22  5.84 - 6.84
   80      7.85 -  9.13  7.01 -  8.23        80     6.42 - 7.40  6.05 - 7.04
   81      8.25 -  9.55  7.39 -  8.62        81     6.61 - 7.58  6.26 - 7.24
   82      8.69 - 10.00  7.80 -  9.05        82     6.80 - 7.76  6.47 - 7.44
   83      9.16 - 10.49  8.25 -  9.51        83     6.98 - 7.93  6.68 - 7.64
   84      9.67 - 11.01  8.74 - 10.02        84     7.16 - 8.10  6.89 - 7.84
   85     10.22 - 11.58  9.28 - 10.58        85     7.34 - 8.27  7.09 - 8.03

                   OPTION 3 (JOINT AND SURVIVOR LIFE ANNUITY)

ADJUSTED                                             ADJUSTED MALE AGE
 FEMALE   ------------------------------------------------------------------------------------------------------
  AGE          50           55           60           65          70           75           80           85
  ---          --           --           --           --          --           --           --           --
  50      2.32 - 3.39  2.40 - 3.46  2.45 - 3.52  2.49 - 3.56  2.52 - 3.59  2.53 - 3.61  2.54 - 3.62  2.55 - 3.63
  55      2.44 - 3.50  2.55 - 3.60  2.65 - 3.69  2.72 - 3.76  2.77 - 3.82  2.80 - 3.85  2.82 - 3.88  2.83 - 3.89
  60      2.54 - 3.59  2.70 - 3.74  2.85 - 3.88  2.97 - 4.00  3.06 - 4.09  3.12 - 4.16  3.16 - 4.20  3.18 - 4.23
  65      2.61 - 3.67  2.82 - 3.86  3.03 - 4.06  3.23 - 4.24  3.39 - 4.41  3.51 - 4.53  3.59 - 4.62  3.64 - 4.68
  70      2.67 - 3.73  2.92 - 3.96  3.19 - 4.22  3.47 - 4.49  3.74 - 4.75  3.96 - 4.97  4.12 - 5.14  4.23 - 5.26
  75      2.71 - 3.78  2.99 - 4.04  3.32 - 4.36  3.69 - 4.71  4.08 - 5.09  4.44 - 5.44  4.75 - 5.76  4.98 - 6.00
  80      2.73 - 3.81  3.04 - 4.10  3.41 - 4.46  3.85 - 4.89  4.37 - 5.39  4.91 - 5.92  5.43 - 6.43  5.88 - 6.89
  85      2.75 - 3.83  3.06 - 4.13  3.46 - 4.52  3.97 - 5.02  4.59 - 5.63  5.30 - 6.33  6.08 - 7.10  6.86 - 7.87

       OPTION 4 (JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED)

ADJUSTED                                             ADJUSTED MALE AGE
 FEMALE   ------------------------------------------------------------------------------------------------------
  AGE         50           55           60           65           70           75           80           85
  ---         --           --           --           --           --           --           --           --
  50      2.32 - 3.39  2.40 - 3.46  2.45 - 3.52  2.49 - 3.56  2.52 - 3.59  2.53 - 3.60  2.54 - 3.62  2.55 - 3.62
  55      2.44 - 3.50  2.55 - 3.60  2.65 - 3.69  2.72 - 3.76  2.77 - 3.82  2.80 - 3.85  2.81 - 3.87  2.82 - 3.88
  60      2.54 - 3.59  2.70 - 3.74  2.84 - 3.88  2.97 - 4.00  3.06 - 4.09  3.12 - 4.15  3.15 - 4.20  3.17 - 4.22
  65      2.61 - 3.67  2.82 - 3.86  3.03 - 4.06  3.22 - 4.24  3.38 - 4.40  3.50 - 4.52  3.58 - 4.60  3.62 - 4.65
  70      2.67 - 3.73  2.92 - 3.96  3.19 - 4.22  3.47 - 4.48  3.73 - 4.73  3.94 - 4.95  4.09 - 5.11  4.19 - 5.21
  75      2.71 - 3.77  2.99 - 4.04  3.31 - 4.35  3.68 - 4.70  4.06 - 5.06  4.41 - 5.40  4.69 - 5.69  4.89 - 5.89
  80      2.73 - 3.80  3.03 - 4.09  3.40 - 4.44  3.84 - 4.87  4.33 - 5.34  4.84 - 5.83  5.30 - 6.28  5.67 - 6.64
  85      2.74 - 3.82  3.06 - 4.12  3.45 - 4.50  3.94 - 4.98  4.52 - 5.54  5.17 - 6.17  5.83 - 6.80  6.40 - 7.35

                      ML LIFE INSURANCE COMPANY OF NEW YORK

                 HOME OFFICE: [222 Broadway, New York, NY 10038]
                        SERVICE CENTER: [P. O. Box 44222]
                       [Jacksonville, Florida 32231-4222]

ML LIFE INSURANCE COMPANY OF NEW YORK (the "Company") will make annuity payments as described in this Contract.

This is a legal Contract between the Contract Owner ("You") and the Company ("Us"). PLEASE READ THIS CONTRACT CAREFULLY.

ANNUITY PAYMENTS, DEATH BENEFITS, SURRENDER VALUES AND OTHER CONTRACT VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

RIGHT TO REVIEW CONTRACT: You may cancel this Contract within [ten (10)] days after You receive it. Simply return or mail it to Us at Our Service Center or to Your Financial Advisor. We will refund the greater of the Contract Value or all of Your Premiums.

    ML Life Insurance Company of New York is a stock life insurance company.

/s/ NIKOS K. KARDASSIS                       /s/ LORI M. SALVO
----------------------                       ---------------------
President                                    Secretary

THIS CONTRACT INCLUDES A BONUS FEATURE. A BONUS AMOUNT WILL BE ADDED TO YOUR CONTRACT VALUE AT THE TIME OF EACH PREMIUM PAYMENT. ANY BONUS AMOUNT PAID WITHIN 6 MONTHS OF THE DATE OF DEATH OF THE OWNER WILL BE RECAPTURED. SEE THE ATTACHED PREMIUM-BASED BONUS ENDORSEMENT, FORM MLNY101, AND BONUS ENDORSEMENT SCHEDULE, FORM MLNY101-5, FOR A COMPLETE DESCRIPTION OF THE BONUS AMOUNT AND THE RECAPTURE PROVISIONS.

                  Individual Deferred Variable Annuity Contract
                      Flexible Premiums - Nonparticipating

                                TABLE OF CONTENTS

SECTION                                                                             PAGE
Definitions ....................................................................     3
Contract Schedule...............................................................     5
 1.  General Provisions ........................................................     6
 2.  Premiums ..................................................................     9
 3.  The Separate Account ......................................................     9
 4.  Charges, Deductions and Credits ...........................................    11
 5.  Transfers .................................................................    12
 6.  Withdrawals ...............................................................    13
 7.  Death Benefit Provisions ..................................................    14
 8.  Annuity Provisions ........................................................    15
 9.  Annuity Options ...........................................................    16
10.  Annuity Option Tables......................................................    17

                                   DEFINITIONS

1. ACCOUNT VALUE: The sum of the values of Your interests in the subaccounts of the Separate Account as of the end of a Valuation Period.

2. ACCUMULATION PERIOD: The period of time from the Contract Date to the Annuity Date.

3. ACCUMULATION UNIT: A unit of measure used to determine the value of Your interest in a subaccount during the Accumulation Period.

4. ACCUMULATION UNIT VALUE: The value of an Accumulation Unit during a Valuation Period. Accumulation Unit Values are usually determined as of the close of regular trading on each day the New York Stock Exchange is open for business.

5. ANNUITANT: Any natural person(s) on whose life annuity payments are based. During the Accumulation Period, all references to the Annuitant shall include any Joint Annuitant.

6. ANNUITY DATE: The date on which You choose to begin receiving annuity payments.

7. ANNUITY OPTIONS: Options under whose terms annuity payments will be made during the Annuity Period.

8. ANNUITY PERIOD: The period beginning on the Annuity Date during which annuity payments are made under an Annuity Option.

9. ANNUITY VALUE: The amount which will be applied to an Annuity Option on the Annuity Date. It is the Contract Value on the Annuity Date reduced by any charges for premium taxes and any other charges deducted on the Annuity Date.

10. BENEFICIARY: The person(s) or entity(ies) designated by You to receive payment of the Death Benefit provided under this Contract.

11. COMPANY: ML Life Insurance Company of New York. Also referred to as "We", "Us" or "Our".

12.   CONTRACT ANNIVERSARY: An anniversary of the Contract Date.

13. CONTRACT DATE: The effective date of this Contract as shown on the Contract Schedule. This is usually the business day We receive Your Initial Premium at Our Service Center.

14. CONTRACT VALUE: The total value of Your interest in this Contract as of the end of a Valuation Period. It is equal to the Account Value plus the value of Your interest in any other accounts that may be included by Rider or by Endorsement.

15. CONTRACT YEAR: A one year period starting on the Contract Date and on each Contract Anniversary thereafter.

16. DEATH BENEFIT: During the Accumulation Period, the amount payable upon the death of the Owner (the first Owner to die if this Contract has Co-Owners), or, if the Owner is a non-natural person, upon the death of the Annuitant (the first Annuitant to die if this Contract has Joint Annuitants). During the Annuity Period, the amount payable upon the death of the Annuitant, or the last surviving Joint Annuitant.

17. DUE PROOF OF DEATH: A certified death certificate or other legal proof of death acceptable to Us, a completed beneficiary claim form, and any additional paperwork necessary to process a death claim.

18. ELIGIBLE SPOUSAL BENEFICIARY: A Beneficiary who is the spouse of a deceased Owner and who satisfies the requirements described on the Contract Schedule.

19. FUND: An investment portfolio of an open-end management investment company or unit investment trust in which a subaccount may invest.

20. INVESTMENT CATEGORY: A classification of subaccounts as determined by Us. The Investment Categories as of the Contract Date are shown on the Contract Schedule.

21. MATURITY AGE: The age of the Annuitant used in the determination of the Maturity Date. The Maturity Age is shown on the Contract Schedule.

22. MATURITY DATE: The latest possible Annuity Date as shown on the Contract Schedule.

23. MONTHAVERSARY: The Contract Date and the same calendar day of each successive month during the Accumulation Period.

24. NET ASSET VALUE: The value of one share of a Fund at the end of a Valuation Period.

25. NET INVESTMENT FACTOR: An index used to measure the investment performance of a subaccount from one Valuation Period to the next Valuation Period.

26. NET PREMIUM(S): The Premium(s) You pay into this Contract less any Premium Load. The Premium Load, if any, and the Initial Net Premium are shown on the Contract Schedule.

27. OWNER: The person(s) or entity(ies) entitled to exercise all ownership rights under this Contract. The Owner is deemed a non-natural person if this Contract is owned by a Corporation, a Trust, or similar situations where the Owner is not a person(s). All references to the Owner shall include any Co-Owner. Unless otherwise specified, age refers to the oldest Co-Owner's age. In this Contract, "You" and "Your" refer to the Owner.

28. PREMIUMS: The money You pay into this Contract as consideration for the benefits it provides.

29. QUARTERVERSARY: The same calendar day of each successive three month period during the Accumulation Period, beginning with the Contract Date.

30. SEPARATE ACCOUNT: This Contract is funded by a Separate Account of the Company, which is a segregated asset account and is not a part of Our general account. The Separate Account has multiple subaccounts, each of which invests in shares or units of a Fund.

31. SPOUSAL CONTINUATION DATE: The date that an Eligible Spousal Beneficiary provides all of the information necessary to continue the Contract in his or her own name or the date the Spousal Beneficiary Continuation Option is automatically applied.

32. SURRENDER VALUE: The amount available upon full withdrawal. It is equal to the Contract Value reduced by any charges, including any Surrender Charge, and increased by any credits which apply upon full withdrawal.

33. VALUATION PERIOD: The interval from one determination of the Accumulation Unit Value for a subaccount to the next such determination.

                              1. GENERAL PROVISIONS

1.1 OWNER: Unless another Owner is named by the purchaser of this Contract, the purchaser is the Owner. Upon written request You may designate a new Owner, subject to Our requirements and limitations in effect on the date the request is signed. A change in Owner terminates all prior Beneficiary designations, except that any irrevocable Beneficiary must consent to such change of beneficiary. If the Owner is changed, the age of the new Owner as of the Contract Date must not have been greater than the Maximum Owner Age shown on the Contract Schedule. We will not be responsible for the tax consequences of any change of Owner.

      A Contract may be owned by Co-Owners, limited to two natural persons. Ownership rights must be exercised jointly by Co-Owners unless otherwise allowed by us. Upon the death of either Co-Owner, the surviving Co-Owner will be deemed to be the Primary Beneficiary unless You specify otherwise. Any other Beneficiary designation will be treated as a Contingent Beneficiary unless otherwise indicated on the Contract Schedule or in a notice to Us.

1.2 BENEFICIARY: The Beneficiary is shown on the Contract Schedule. You may change the Beneficiary while You or the surviving Co-Owner are alive.

      You may name the Beneficiary irrevocably. If You do so, You can later change the Beneficiary only with the Beneficiary's written consent.

      Unless You have provided otherwise, the Death Benefit will be paid to, or in equal shares to:

      (a) the Primary Beneficiary who survives You (or who survives the Annuitant if the Owner is a non-natural person); or, if no Primary Beneficiary survives You,

      (b) the Contingent Beneficiary who survives You (or who survives the Annuitant if the Owner is a non-natural person); or, if no Contingent Beneficiary survives You,

      (c)   Your estate.

      If a Beneficiary survives You but dies before the Death Benefit is paid, the estate of such Beneficiary is entitled to the Death Benefit that would otherwise have been paid to such Beneficiary.

1.3 ANNUITANT: The Annuitant is shown on the Contract Schedule. Prior to the Annuity Date, except when the Owner is a non-natural person, the Owner may make a written request to change the Annuitant, subject to Our requirements and limitations in effect on the date the request is signed. If the Annuitant is changed, the age of the new Annuitant as of the Contract Date must not have been greater than the Maximum Annuitant Age shown on the Contract Schedule.

1.4 NOTICES, CHOICES AND REQUESTS: To be effective, all notices, choices and requests You make under this Contract must be in writing and signed, and be received at Our Service Center, unless We have authorized You to use another method. Such communication must be provided by You or Your representative, if authorized by You in writing. If acceptable to Us, notices, choices and requests relating to Beneficiaries, Owners, Annuitants, and the Annuity Date will take effect as of the date signed, unless We have already acted in reliance on the prior status. We are not responsible for their validity.

1.5 EVIDENCE OF SURVIVAL: We may require proof that any person on whose continued life any payments under this Contract are based is alive. We reserve the right to withhold or discontinue payments until We receive proof, in a form satisfactory to Us, that such person is living.

1.6 MISSTATEMENT OF AGE OR SEX: We may require proof at any time, in a form satisfactory to Us, of the age or sex of any Annuitant, Owner or Beneficiary if any payments and benefits under this Contract are based on such person's age and sex. If the age or sex of any such person has been misstated, any payments and benefits will be adjusted based on the correct age and sex of such person.

      Once annuity payments have begun, any amount We have overpaid as a result of such misstatement will be deducted from the next payment(s) made by Us under this Contract. Any amount We have underpaid will be paid in full with the next payment made by Us. We will pay interest on the underpayment. The rate of interest will not be less than 3% per year.

1.7 THE CONTRACT: This Contract, any application and any Endorsements or Riders are the entire Contract. It is issued in consideration of the payment of the Initial Premium shown on the Contract Schedule.

      Only Our President, a Vice President, Secretary, or Assistant Secretary may change this Contract. Any change must be in writing. No one else has authority to modify or waive any provision of this Contract.

      At any time, We may make such changes to this Contract, without Your consent, as required to conform it with any law, regulation, or ruling issued by a governmental agency. We will notify You of such changes, and, when required, will obtain approval from the appropriate regulatory authority and You.

1.8 NONPARTICIPATING: This Contract is nonparticipating. It does not share in Our surplus. No dividends are payable on this Contract.

1.9   INCONTESTABILITY: We will not contest this Contract.

1.10 CONTRACT PAYMENTS: All sums payable to or by Us are payable at Our Service Center. We may require return of this Contract prior to making payment. Payment generally will be made within seven (7) days of Our receipt of a request acceptable to Us at Our Service Center. Our payment obligations are subject to all payments made and actions taken by Us prior to Our receipt of a payment request.

1.11 REGULATORY REQUIREMENTS: Paid-up annuity benefits, Contract withdrawal benefits, and death benefits available under this Contract will not be less than the minimum required by the laws of the state in which this Contract is delivered.

1.12 ASSIGNMENT: You may assign Your rights under this Contract unless restricted by applicable law. Assignments will be subject to any payments made and any actions taken by Us before a signed copy of the assignment is received at Our Service Center. We will not be responsible for determining whether an assignment is valid or for the tax consequences of any assignment.

1.13 PROTECTION OF PROCEEDS: To the extent permitted by law, all payments under this Contract shall be free from legal process or the claim of any creditor. No payment and no amount under this Contract can be taken or assigned in advance of its payment date unless We receive the Owner's written consent.

1.14 TAX QUALIFICATION: This Contract is intended to qualify as an annuity contract for federal income tax purposes. To that end, the provisions of this Contract are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provision to the contrary. Distributions under this Contract shall be made in a time and manner necessary to maintain such qualification under the applicable provisions of the Internal Revenue Code. Both We and You agree to amend this Contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform this Contract to any applicable changes in the tax qualification requirements.

1.15 SUSPENSION OR DEFERRAL OF PAYMENTS OR TRANSFERS: We may suspend or postpone payments of any amount due under this Contract where permitted under applicable federal or state laws, rules or regulations.

      We may suspend or defer payments or transfers from the Separate Account under this Contract in the event that:

      (a) the New York Stock Exchange is closed for business, other than normal weekend and holiday closings;

      (b)   trading on the New York Stock Exchange is restricted;

      (c) an emergency exists such that it is not reasonably practical to dispose of securities in the Separate Account or to determine the value of its assets;

      (d) the Securities and Exchange Commission by order so permits for Your protection;

      (e) the payment is derived from a check used to pay a Premium which has not cleared through the banking system; or

      (f)   the transfer is subject to limitations as described in Section 5.2.

      Conditions (b), (c) and (d) will be decided by or in accordance with rules of the Securities and Exchange Commission. We reserve the right, at our option, to defer any payments in accordance with the deferment provisions of the Investment Company Act of 1940, as amended. We will add interest from the date of our receipt of a completed request to the date of payment if such payment is not made within 10 days following receipt of the completed request. The rate of interest will not be less than 3% per year.

1.16 CONTRACT TERMINATION: This Contract will terminate upon the occurrence of any of the events listed under Contract Termination on the Contract Schedule.

1.17 INACTIVE CONTRACT: If, at any time prior to the Annuity Date, all of the conditions listed under Inactive Contract on the Contract Schedule are met, We will terminate this Contract. If the Contract is terminated under this provision, We will pay You the Surrender Value in a lump sum.

1.18 PERIODIC REPORTS: At least once a year during the Accumulation Period We will furnish You with a report for Your Contract. It will show the current number of Accumulation Units, the Accumulation Unit Values, the Account Value, the Contract Value and any other information as may be required.

                                   2. PREMIUMS

2.1 PREMIUMS: This Contract is issued in consideration of Your payment of the Initial Premium. Additional Premiums may be paid during the Accumulation Period, subject to the Premium Requirements and Limitations described on the Contract Schedule.

      You may choose to have additional premiums paid systematically from Your Merrill Lynch brokerage account. You may change the frequency of payment, the premium amount, the premium allocation, or may cancel this feature upon written notice to Us.

2.2 PREMIUM LOAD: A Premium Load may be deducted from the Initial Premium and any additional Premiums. The amount of this charge, how it is determined, and when and how it is collected are described on the Contract Schedule.

2.3 PREMIUM ALLOCATION: Your Initial Net Premium and any additional Net Premiums will be allocated to the subaccounts You select, as described on the Contract Schedule.

                             3. THE SEPARATE ACCOUNT

3.1 THE SEPARATE ACCOUNT: The Separate Account is identified on the Contract Schedule. It is a separate investment account of ML Life Insurance Company of New York. With respect to the Separate Account, income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to Our other income, gains, or losses. Assets allocated to the Separate Account remain Our property but are separate from Our general account and any other separate accounts We may have. Separate Account assets, to the extent equal to the Separate Account's reserves and other liabilities, may not be charged with liabilities from any other business We conduct. We reserve the right to transfer any amount in excess of the Separate Account's reserves and liabilities to our general account.

3.2 SUBACCOUNTS: The Separate Account is divided into subaccounts. The subaccounts available on the Contract Date are shown on the Contract Schedule. The allocation of Your Initial Net Premium and any additional Net Premiums to the subaccounts is subject to the Allocation Guidelines and Restrictions described on the Contract Schedule.

3.3 CHANGES TO THE SEPARATE ACCOUNT: We may add subaccounts. We reserve the right, subject to obtaining any necessary regulatory approvals, to close or eliminate subaccounts; to substitute shares of a new portfolio for shares of the portfolio in which a subaccount invests; to deregister the Separate Account under the Investment Company Act of 1940 (the "1940 Act"); to make any changes required by the 1940 Act; to operate the Separate Account as a unit investment trust or a management investment company under the 1940 Act, or any other form permitted by law; to transfer all or a portion of the assets of a subaccount or Separate Account to another subaccount or Separate Account pursuant to a combination or otherwise; and to create new Separate Accounts. We may add, close, or substitute subaccounts with respect to existing Account Value or future Premiums, or both, for some or all classes of Contracts, at any time, in Our sole discretion.

3.4 NUMBER OF ACCUMULATION UNITS: During the Accumulation Period, Accumulation Units are added to, or subtracted from each subaccount, as a result of Premium payments, transfers, withdrawals, charges and credits (except for charges and credits used in determining the Net Investment Factor) during a Valuation Period. The number of Accumulation Units is determined by dividing the amount added to, or the amount subtracted from, the subaccount, by the Accumulation Unit Value for that subaccount for that Valuation Period.

3.5 ACCUMULATION UNIT VALUE: For each subaccount, the Accumulation Unit Value was set by Us when the subaccount was established. The value may increase or decrease from one Valuation Period to the next. For any Valuation Period the Accumulation Unit Value is determined by multiplying A by B where:

            A  is the Accumulation Unit Value for the prior Valuation Period;
               and

            B is the Net Investment Factor for that subaccount for the current Valuation Period.

      To the extent permitted by law, We may change when the Accumulation Unit Value is calculated by giving You 30 days prior notice; or We may defer calculation of the Accumulation Unit Value, if an emergency exists making valuation of assets in the subaccount not reasonably practical, or if the Securities and Exchange Commission permits such deferral.

3.6 NET INVESTMENT FACTOR: The Net Investment Factor for each subaccount is determined by dividing A by B and then subtracting C where:

            A is (i) the Net Asset Value per share (or for a unit investment trust, the Net Asset Value per unit of the trust) of the Fund in which the subaccount invests at the end of the current Valuation Period; plus

               (ii) any dividend or capital gain per share or unit declared on behalf of the Fund in which the subaccount invests that has an ex-dividend date during the current Valuation Period; minus

                  (iii) the cumulative charge or credit for any taxes or tax reserve We have established as a result of the operation or maintenance of the subaccount;

            B is the Net Asset Value per share or unit of the Fund in which the subaccount invests for the preceding Valuation Period; and

            C is (i) the Valuation Period equivalent of the current annual Asset-Based Insurance Charge shown on the Contract Schedule; plus

                  (ii) a charge factor, if any, We have established as a result of the operation or maintenance of the subaccount.

                       4. CHARGES, DEDUCTIONS AND CREDITS

4.1 ASSET-BASED INSURANCE CHARGE: The Asset-Based Insurance Charge compensates Us for Our expenses in the establishment and administration of the Separate Account, for issue and administration of this Contract, and for the risks We assume in providing the benefits under this Contract. The current and maximum Asset-Based Insurance Charge, how the charge is determined, and when and how it is collected are described on the Contract Schedule. The current Asset-Based Insurance Charge may be changed, but it will never exceed the maximum charge shown on the Contract Schedule.

4.2 CONTRACT FEE: A Contract Fee may be deducted from the Contract Value to compensate Us for expenses related to the maintenance of this Contract. The current and maximum Contract Fee, how the fee is determined, and when and how it is collected are described on the Contract Schedule. The current Contract Fee may be changed, but it will never exceed the maximum fee shown on the Contract Schedule.

4.3 OTHER CONTRACT CHARGES: Other charges may be deducted from Your Contract Value. The purpose of each such charge, the current and maximum amount of the charge, how it is determined, and when and how it is collected are described on the Contract Schedule. The current amount of a charge may be changed, but it will never exceed the maximum charge shown on the Contract Schedule.

4.4 CONTRACT CREDITS: Credits may be added to Your Contract Value. The purpose of each such credit, the amount of the credit, how the credit is determined, and when and how it is paid are described on the Contract Schedule.

4.5 CHANGES IN CONTRACT CHARGES: Changes to any Contract charge will be applied by Contract class, and will be based upon changes in applicable experience factors such as investment income and returns, mortality, persistency, expenses and taxes. Any change will be determined in accordance with procedures and standards on file, if required, with the insurance supervisory official of the jurisdiction in which this Contract is delivered.

4.6 PREMIUM TAXES: Any charges made by Us attributable to premium taxes imposed by a state or other governmental authority will be deducted in a manner determined solely by Us, in compliance with applicable state law. We currently deduct such charges as described on the Contract Schedule.

4.7 OTHER TAXES AND ASSESSMENTS: We reserve the right to deduct a charge for assessments or federal, state, or local excise, profits, or income taxes. We also reserve the right to deduct from the Separate Account any taxes imposed on the Separate Account.

                                  5. TRANSFERS

5.1 TRANSFERS AMONG SUBACCOUNTS: You may transfer all or part of Your Account Value among the subaccounts, subject to the Requirements and Limitations described on the Contract Schedule, and subject to Section 5.2 below. A transfer will be processed as of the end of the Valuation Period during which We receive all the information necessary to process the transfer at Our Service Center.

      A Transfer Fee may apply to certain transfers. The current and maximum Transfer Fee, how the fee is determined, and when and how it is collected are described on the Contract Schedule. The current Transfer Fee may be changed, but it will never exceed the maximum fee shown on the Contract Schedule.

      There are no transfer charges related to the allocation of the initial premium payment under the Contract, or the allocation of any subsequent premium, nor to any of the automatic transfers related to the Dollar Cost Averaging, Asset Allocation, or Rebalancing programs described below in this section. In addition, none of the transfers referenced in the previous sentence count toward the number of transfers permitted without charge each contract year.

      We reserve the right not to process a transfer request when the sale or purchase of shares or units is not reasonably practical due to actions taken or limitations imposed by Us or by a Fund. We also reserve the right to deduct any Redemption Fee related to short term, frequent or disruptive trading, as determined by any Fund, or under any regulatory requirements.

5.2 DISRUPTIVE TRANSFERS: If, in Our sole opinion, We determine that there has been a pattern of disruptive transfers including short term "market timing" transfers for a Contract, We reserve the right to impose limitations on the processing of transfer requests with respect to such Contract. Such limitations could be applied to transfers to, or from, one or more of the subaccounts and could include, but are not limited to:

      (a)   the requirement of a minimum time period between each transfer;

      (b) not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;

      (c) limiting the dollar amount that may be transferred between the subaccounts at any one time; and

      (d) requiring that a written transfer request be provided to Us signed by the Owner.

5.3 DOLLAR COST AVERAGING PROGRAM: You may transfer all or part of your Contract Value in a designated subaccount to one or more other subaccounts pursuant to the Dollar Cost Averaging Program (DCA Program). We will transfer a specified amount at the frequency You select from the subaccount that You designate (the "source subaccount") and allocate it in accordance with Your instructions to the subaccount(s) that You select. To elect the DCA Program You need to have a minimum amount in the source subaccount equal to the amount to be transferred each period multiplied by the number of periodic transfers.

5.4 ASSET ALLOCATION PROGRAM: You may choose to have Your premiums and Contract Value allocated among the subaccounts in accordance with an Asset Allocation Model You select based on Your investment goals and risk tolerance. Each model identifies specific subaccounts and the percentage of premium or Contract Value which should be allocated to each of these subaccounts. At the end of each calendar quarter, unless You instruct Us otherwise, We will automatically reallocate your Contract Value to maintain the subaccounts and percentages then in effect for Your selected model.

5.5 REBALANCING PROGRAM: You may choose the Rebalancing Program where You select the percentage of Premium and Contract Value to be allocated to subaccounts You select based on Your investment goals and risk tolerance. We will allocate Your Premiums or Contract Value to these subaccounts in accordance with the percentages You select. At the end of each selected period, We will automatically reallocate your Contract Value to maintain the particular percentage allocation among the subaccounts You have selected.

                                 6. WITHDRAWALS

6.1 WITHDRAWALS: During the Accumulation Period, You may request partial withdrawals or a full withdrawal of the Surrender Value, subject to the Requirements and Limitations described on the Contract Schedule. A withdrawal will be processed as of the end of the Valuation Period during which We receive all the information necessary to process the withdrawal at Our Service Center.

      Partial withdrawals will be deducted from the subaccounts as described on the Contract Schedule. For a full withdrawal, upon receipt of this Contract and all other information necessary to process the withdrawal at Our Service Center, We will determine and pay You the Surrender Value in a lump sum or apply it under an Annuity Option described in Section 9.

6.2 SURRENDER CHARGE: A Surrender Charge may be deducted in connection with partial or full withdrawals of the Surrender Value. The amount of the Surrender Charge, how the charge is determined, and when and how it is collected are described on the Contract Schedule.

6.3 FREE WITHDRAWAL AMOUNT: The Free Withdrawal Amount is an amount that can be withdrawn from the Contract without the deduction of a Surrender Charge. The Free Withdrawal Amount available under this Contract, if any, and how such amount is determined, are described on the Contract Schedule.

6.4 SYSTEMATIC WITHDRAWAL PROGRAM: You may set up automatic withdrawals of a specified dollar amount to be made periodically. We will make these withdrawals from the subaccounts in the same proportion as the value of each subaccount bears to the Contract Value. The minimum amount of each withdrawal and the remaining Contract Value after each withdrawal is shown in the Contract Schedule. The Systematic Withdrawal Program cannot extend beyond the Annuity Date.

                           7. DEATH BENEFIT PROVISIONS

                    7.1 DEATH DURING THE ACCUMULATION PERIOD

7.1.1 DEATH OF OWNER: If the Owner dies (the first Owner to die if this Contract has Co-Owners) during the Accumulation Period, upon receipt of Due Proof of Death of such Owner, We will pay the Death Benefit to the Beneficiary as provided in Section 7.1.3. An Eligible Spousal Beneficiary may continue this Contract as provided in Section 7.1.4. If the Contract is owned by a non-natural person, the Death Benefit will be paid to the Beneficiary upon receipt of Due Proof of Death of the Annuitant (the first Annuitant to die if this Contract has Joint Annuitants).

7.1.2 DEATH BENEFIT AMOUNT: The Death Benefit during the Accumulation Period is equal to the Contract Value as of the date We receive Due Proof of Death of the Owner at Our Service Center.

7.1.3 DEATH BENEFIT PAYMENT OPTIONS: Except as provided in Section 7.1.4, if an Owner dies during the Accumulation Period, the Beneficiary must receive his/her respective Death Benefit under one of the following payment options:

      OPTION 1 - payment of the Death Benefit in a lump sum within five years of the date of such Owner's death; or

      OPTION 2 - payment of the entire Death Benefit within five years of the date of such Owner's death; or

      OPTION 3 - payment of the Death Benefit under an Annuity Option over the lifetime of such Beneficiary, or over a period that does not exceed the life expectancy, as defined by Internal Revenue Service regulations, of such Beneficiary, with payments starting within one year of the date of death of such Owner. This option is not available if the Beneficiary is a non-natural person.

      If We do not receive Due Proof of Death by the end of the Death Benefit Payment Election Period shown on the Contract Schedule, We will automatically apply the Default Death Benefit Payment Option shown on the Contract Schedule.

7.1.4 SPOUSAL BENEFICIARY CONTINUATION OPTION: If an Owner dies during the Accumulation Period and the Beneficiary is an Eligible Spousal Beneficiary, such Beneficiary may choose to continue this Contract in his or her own name and exercise all the rights of the Owner under this Contract.

7.1.5 DEATH OF ANNUITANT: If an Owner of this Contract is a non-natural person, the death of an Annuitant during the Accumulation Period will be treated as the death of an Owner.

      If an Owner is a natural person, and if an Annuitant who is not an Owner dies during the Accumulation Period, the Owner may name a new Annuitant subject to Our requirements and limitations in effect on the date the request is signed. If no Annuitant is living on the Annuity Date, the Owner (or the oldest Co-Owner) will become the Annuitant.

                       7.2 DEATH DURING THE ANNUITY PERIOD

7.2.1 DEATH OF OWNER: If an Owner who is not an Annuitant dies during the Annuity Period, any remaining payments under the Annuity Option in effect will continue to be made at least as rapidly as under the distribution method in effect as of such Owner's death. Upon such death, if there is no surviving Co-Owner, the Beneficiary will become the Owner.

7.2.2 DEATH OF ANNUITANT: If the Annuitant under a Life Annuity Option, or the last surviving Joint Annuitant under a Joint and Survivor Life Annuity Option, dies while any guaranteed amounts remain unpaid, the Owner, or the Beneficiary if there is no surviving Owner, may choose either:

            (a) to receive payments for the remainder of the period guaranteed; or

            (b) to receive the present value of the remaining guaranteed payments in a lump sum.

      The interest rate used to calculate any present value is described on the Contract Schedule.

                              8. ANNUITY PROVISIONS

8.1 ANNUITY DATE: If You selected an Annuity Date at the time of application for this Contract, it is shown on the Contract Schedule. Otherwise, the Annuity Date shown on the Contract Schedule is the Maturity Date. Prior to the Maturity Date, You may change the Annuity Date subject to Our requirements and limitations described on the Contract Schedule.

8.2 ANNUITY OPTION: If You do not select an Annuity Option, annuity payments will be made under the Default Annuity Option described on the Contract Schedule. You may change the Annuity Option at any time prior to the Annuity Date. An option not described in Section 9 in this Contract may be chosen if acceptable to Us.

8.3 AMOUNT OF ANNUITY PAYMENTS: The annuity payment amount is based on the age (and sex, where permissible) of the Annuitant(s), the Annuity Option and payment frequency selected, the Annuity Value, and the payout rates, as of the Annuity Date.

      The Annuity Value will be transferred to Our general account and applied to the Annuity Option, at the then current payout rates, which will be furnished on request. The payout rates will not be less than the Guaranteed Payout Rates based on the Annuitant's Adjusted Age, the Guaranteed Mortality Table, if applicable, and the Guaranteed Interest Rate as described on the Contract Schedule. The Guaranteed Payout Rates per $1000 of Annuity Value applied will be within the range of the rates shown in the Annuity Option Tables in Section 10.

      The amount of Your annuity payments will not be less than those that would be provided by application of the Annuity Value to purchase any single premium immediate annuity contract then offered by Us to the same class of annuitants.

8.4 ANNUITY PAYMENTS: You may choose to receive payments at any payment interval which We make available, but not less frequently than once per year. If the amount of any annuity payment would be less than the Minimum Annuity Payment shown on the Contract Schedule, We will change the frequency so payments are at least equal to such amount. If the Annuity Value on the Annuity Date is less than the Minimum Annuity Value shown on the Contract Schedule, or if after the change in frequency the annuity payment is less than the Minimum Annuity Payment, We will pay the Annuity Value in a lump sum.

                               9. ANNUITY OPTIONS

9.1 OPTION 1 - LIFE ANNUITY: Payments will be made for the life of the Annuitant. Payments will cease with the last payment due prior to the Annuitant's death.

9.2 OPTION 2 - LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS: Payments will be made for a 10 year guaranteed period and as long thereafter as the Annuitant is alive.

9.3 OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY: Payments will be made while either of the Joint Annuitants is alive. The amount of such payments will not change by reason of the death of the first of the Joint Annuitants to die.

9.4   OPTION 4 - JOINT AND SURVIVOR LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10
      YEARS: Payments will be made for a 10 year guaranteed period and as long thereafter as either Joint Annuitant is alive. The amount of such payments will not change by reason of the death of the first of the Joint Annuitants to die.

                            10. ANNUITY OPTION TABLES

GUARANTEED MORTALITY TABLE: Annuity 2000 Mortality Table (M/F) projected to year 2025 under Scale G
GUARANTEED INTEREST RATE: Minimum 1.0 % - Maximum 3.0 %

                   RANGE OF MINIMUM GUARANTEED MONTHLY ANNUITY
                  PAYMENTS FOR EACH $1,000 APPLIED UNDER OPTION

                  OPTION 1 (LIFE ANNUITY)                         OPTION 2 (LIFE ANNUITY WITH 10 YEARS GUARANTEED)
                  -----------------------                         ------------------------------------------------

ADJUSTED                                                       ADJUSTED
  AGE              MALE                   FEMALE                  AGE              MALE                   FEMALE
  ---              ----                   ------                  ---              ----                   ------
  56          3.24  -  4.38           2.96  -  4.08                56          3.15  -  4.22          2.89   -  3.96
  57          3.32  -  4.46           3.03  -  4.15                57          3.23  -  4.30          2.96   -  4.02
  58          3.41  -  4.56           3.11  -  4.23                58          3.31  -  4.38          3.03   -  4.09
  59          3.51  -  4.65           3.19  -  4.31                59          3.40  -  4.46          3.11   -  4.16
  60          3.61  -  4.75           3.28  -  4.39                60          3.49  -  4.55          3.19   -  4.24
  61          3.72  -  4.86           3.37  -  4.48                61          3.59  -  4.65          3.27   -  4.32
  62          3.83  -  4.98           3.46  -  4.58                62          3.69  -  4.75          3.36   -  4.41
  63          3.95  -  5.11           3.56  -  4.68                63          3.79  -  4.85          3.45   -  4.50
  64          4.08  -  5.24           3.67  -  4.79                64          3.90  -  4.96          3.55   -  4.60
  65          4.22  -  5.38           3.79  -  4.91                65          4.02  -  5.08          3.65   -  4.70
  66          4.37  -  5.53           3.91  -  5.03                66          4.15  -  5.20          3.76   -  4.80
  67          4.53  -  5.70           4.04  -  5.16                67          4.27  -  5.33          3.88   -  4.92
  68          4.69  -  5.87           4.18  -  5.31                68          4.41  -  5.46          4.00   -  5.04
  69          4.87  -  6.05           4.33  -  5.46                69          4.55  -  5.60          4.13   -  5.17
  70          5.06  -  6.25           4.49  -  5.63                70          4.70  -  5.74          4.27   -  5.30
  71          5.26  -  6.46           4.66  -  5.81                71          4.85  -  5.89          4.41   -  5.44
  72          5.48  -  6.68           4.85  -  6.00                72          5.00  -  6.04          4.57   -  5.59
  73          5.71  -  6.92           5.06  -  6.21                73          5.17  -  6.19          4.73   -  5.75
  74          5.95  -  7.17           5.27  -  6.43                74          5.33  -  6.36          4.90   -  5.91
  75          6.21  -  7.44           5.51  -  6.68                75          5.50  -  6.52          5.07   -  6.09
  76          6.50  -  7.74           5.76  -  6.94                76          5.68  -  6.69          5.25   -  6.27
  77          6.80  -  8.05           6.04  -  7.22                77          5.86  -  6.87          5.44   -  6.45
  78          7.12  -  8.38           6.33  -  7.53                78          6.05  -  7.04          5.64   -  6.64
  79          7.47  -  8.74           6.66  -  7.86                79          6.23  -  7.22          5.84   -  6.84
  80          7.85  -  9.13           7.01  -  8.23                80          6.42  -  7.40          6.05   -  7.04
  81          8.25  -  9.55           7.39  -  8.62                81          6.61  -  7.58          6.26   -  7.24
  82          8.69  - 10.00           7.80  -  9.05                82          6.80  -  7.76          6.47   -  7.44
  83          9.16  - 10.49           8.25  -  9.51                83          6.98  -  7.93          6.68   -  7.64
  84          9.67  - 11.01           8.74  - 10.02                84          7.16  -  8.10          6.89   -  7.84
  85         10.22  - 11.58           9.28  - 10.58                85          7.34  -  8.27          7.09   -  8.03

                   OPTION 3 (JOINT AND SURVIVOR LIFE ANNUITY)

ADJUSTED                                             ADJUSTED MALE AGE
          -----------------------------------------------------------------------------------------------------
 FEMALE
  AGE          50           55           60           65          70           75           80           85
  ---          --           --           --           --          --           --           --           --
  50      2.32 - 3.39  2.40 - 3.46  2.45 - 3.52  2.49 - 3.56  2.52 - 3.59  2.53 - 3.61  2.54 - 3.62  2.55 - 3.63
  55      2.44 - 3.50  2.55 - 3.60  2.65 - 3.69  2.72 - 3.76  2.77 - 3.82  2.80 - 3.85  2.82 - 3.88  2.83 - 3.89
  60      2.54 - 3.59  2.70 - 3.74  2.85 - 3.88  2.97 - 4.00  3.06 - 4.09  3.12 - 4.16  3.16 - 4.20  3.18 - 4.23
  65      2.61 - 3.67  2.82 - 3.86  3.03 - 4.06  3.23 - 4.24  3.39 - 4.41  3.51 - 4.53  3.59 - 4.62  3.64 - 4.68
  70      2.67 - 3.73  2.92 - 3.96  3.19 - 4.22  3.47 - 4.49  3.74 - 4.75  3.96 - 4.97  4.12 - 5.14  4.23 - 5.26
  75      2.71 - 3.78  2.99 - 4.04  3.32 - 4.36  3.69 - 4.71  4.08 - 5.09  4.44 - 5.44  4.75 - 5.76  4.98 - 6.00
  80      2.73 - 3.81  3.04 - 4.10  3.41 - 4.46  3.85 - 4.89  4.37 - 5.39  4.91 - 5.92  5.43 - 6.43  5.88 - 6.89
  85      2.75 - 3.83  3.06 - 4.13  3.46 - 4.52  3.97 - 5.02  4.59 - 5.63  5.30 - 6.33  6.08 - 7.10  6.86 - 7.87

      OPTION 4 (JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED)

ADJUSTED                                             ADJUSTED MALE AGE
 FEMALE   ------------------------------------------------------------------------------------------------------
  AGE         50           55           60           65           70           75           80           85
  ---         --           --           --           --           --           --           --           --
  50      2.32 - 3.39  2.40 - 3.46  2.45 - 3.52  2.49 - 3.56  2.52 - 3.59  2.53 - 3.60  2.54 - 3.62  2.55 - 3.62
  55      2.44 - 3.50  2.55 - 3.60  2.65 - 3.69  2.72 - 3.76  2.77 - 3.82  2.80 - 3.85  2.81 - 3.87  2.82 - 3.88
  60      2.54 - 3.59  2.70 - 3.74  2.84 - 3.88  2.97 - 4.00  3.06 - 4.09  3.12 - 4.15  3.15 - 4.20  3.17 - 4.22
  65      2.61 - 3.67  2.82 - 3.86  3.03 - 4.06  3.22 - 4.24  3.38 - 4.40  3.50 - 4.52  3.58 - 4.60  3.62 - 4.65
  70      2.67 - 3.73  2.92 - 3.96  3.19 - 4.22  3.47 - 4.48  3.73 - 4.73  3.94 - 4.95  4.09 - 5.11  4.19 - 5.21
  75      2.71 - 3.77  2.99 - 4.04  3.31 - 4.35  3.68 - 4.70  4.06 - 5.06  4.41 - 5.40  4.69 - 5.69  4.89 - 5.89
  80      2.73 - 3.80  3.03 - 4.09  3.40 - 4.44  3.84 - 4.87  4.33 - 5.34  4.84 - 5.83  5.30 - 6.28  5.67 - 6.64
  85      2.74 - 3.82  3.06 - 4.12  3.45 - 4.50  3.94 - 4.98  4.52 - 5.54  5.17 - 6.17  5.83 - 6.80  6.40 - 7.35

                                CONTRACT SCHEDULE

ML LIFE INSURANCE COMPANY OF NEW YORK   Contract Number:     [%999999999]
Service Center:                         Contract Date:       [January 3, 2005]
[P.O. Box 44222]
[Jacksonville, FL 32231-4222]           Financial Advisor:
[1-800-535-5549]                        [JOE BROKER]

CONTRACT INFORMATION
Contract Form:            MLNY-VA-010   - Flexible Premium Deferred
                                          Variable Annuity
Surrender Charge Period:  1 Year

Type of Contract:         [Non-Qualified]

Owner(s) Information:
         Name(s)                 Sex      Age
        [John Doe]               [M]      [65]

         Maximum Owner Age: 80

Annuitant(s) Information:
         Name(s)                 Sex      Age
        [Joe Smith]              [M]      [55]

         Maximum Annuitant Age: 80

Beneficiary(s) Information:
   Primary Beneficiary
                  Name(s)       Relationship    Percentage
                [Mary Doe]        [Spouse]      [100]%

   Contingent Beneficiary
                  Name(s)       Relationship    Percentage
                [Anne Doe]      [ Daughter]     [100]%

CONTRACT TERMINATION

This Contract will terminate upon the occurrence of any of the following events:

      a. the date the Contract is returned under the RIGHT TO REVIEW CONTRACT provision;

      b.    the date of payment of the entire Surrender Value;

      c.    the date of the last Death Benefit payment to the last Beneficiary;
            or

      d.    the date of the final annuity payment.

                                      -5A -

                                    Contact Number:    [%999999999]

INACTIVE CONTRACT

[This Contract will be terminated by Us if, at the end of any Valuation Period:

      1.    no Premium payments have been received during the prior 36 months;
            and

      2. the total of all Premium payments made, less any partial withdrawals, is less than $5,000; and

      3.    the Contract Value is less than $5,000.

PREMIUMS

Initial Premium:                                $[     ]

Initial Net Premium:                            $[     ]

Allocation of Initial Net Premium:

      On the Contract Date, the Initial Net Premium will be allocated as shown in the Investment Options section of this Contract Schedule.

Allocation of Additional Net Premiums:

      Additional Net Premiums will be allocated at the end of the Valuation Period during which the Additional Premium payment is received and accepted at Our Service Center. Additional Net Premiums will be allocated according to any instructions the Owner provides at the time of such Premium payment, or, if none are received, according to the allocation instructions We have on file, subject to any allocation requirements imposed by Us.

Premium Load - See the Fees and Charges section of this Contract Schedule.

PREMIUM REQUIREMENTS AND LIMITATIONS

Minimum Additional Premiums:                   $[    50]

Maximum Total Premium Limit:

      This limit applies to each Owner based on that Owner's age on the date of each Premium payment (the Annuitant's age if the Owner is a non-natural person). If an Owner is under age 70: The total of all Premiums paid under this Contract and any other annuity contract(s) issued by Us, or by an affiliated insurance company, to that Owner is limited to $ 1,000,000 without Our prior approval.

      If an Owner is age 70 or over: The total of all Premiums paid under this Contract and any other annuity contract(s) issued by Us, or by an affiliated insurance company, to that Owner is limited to $ 500,000 without Our prior approval.

No additional Premiums can be paid on or after the Owner's (or older Co-Owner's) age 85, or, if the Owner is a non-natural person, the Annuitant's (or older Joint Annuitant's) age 85.

We reserve the right to refuse to accept any Premium payment.

                                      -5B-

                                    Contact Number:    [%999999999]

INVESTMENT OPTIONS

Separate Account: ML of New York Variable Annuity Separate Account [A]

Allocation Guidelines and Restrictions:

      1. At any one time, Net Premiums and Account Value may be allocated among up to [20] of the available subaccounts.

      2.    All allocations must be in whole percentages.

      3. The minimum amount which may be allocated to any subaccount is [$1,000].

      4. We reserve the right to impose restrictions on allocations to certain subaccounts.

                                         Current
                                       Asset-Based
                                        Insurance    Allocation
Investment Category     Subaccount       Charge      Percentage
-------------------     ----------    -----------    ----------
[Large Cap]               [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%

[Mid Cap]                 [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%

[Small Cap]               [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%
                          [ X   ]         [xxx]%       [xxx]%

                                      -5C-

                                    Contact Number:    [%999999999]

                         INVESTMENT OPTIONS (CONTINUED)

                                         Current
                                       Asset-Based
                                        Insurance    Allocation
Investment Category     Subaccount       Charge      Percentage
-------------------     ----------    -----------    ----------
[Large Cap]               [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%

[Blanced]                 [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%

[Moneny MARKET]           [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%

[Fixed Income]            [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%

[Other]                   [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%
                          [ X    ]        [xxx]%       [xxx]%

                                     Total             100%

                                      -5D-

                                                   Contract Number: [%999999999]

FEES AND CHARGES

Asset-Based Insurance Charge:

            Current Annual                 see Table of Investment Options
            Maximum Annual                 2.00 %

      The daily Asset-Based Insurance Charge is 1/365th of the annual charge. The Asset-Based Insurance Charge will be deducted daily in the determination of the Net Investment Factor for each subaccount.

      We reserve the right to apply different current Asset-Based Insurance Charges to designated subaccounts. The current Asset-Based Insurance Charge that applies to each subaccount on the Contract Date is shown in the Table of Investment Options above.

Contract Fee:
            Current $ [50]                 Maximum   $ 75

      If, on a Contract Anniversary on or prior to the Annuity Date, or on the date of a full withdrawal, or on the Annuity Date, both the Contract Value and Premiums less withdrawals, are less than $50,000, We will deduct a Contract Fee.

      The fee will be deducted from each subaccount in the ratio of your interest in each subaccount to your Account Value.

      We reserve the right not to deduct a Contract Fee from designated subaccounts which may be made available in the future.

Premium Tax Charge:

      Any charges made by Us attributable to premium taxes imposed by a state or other governmental unit will be deducted at the Annuity Date. In those jurisdictions that do not allow Us to reduce our current taxable premium income by the amount of any withdrawal or death benefit, We will also deduct a charge for those taxes on any withdrawal or death benefit paid under this Contract.

Premium Load:

      None

Transfer Fee:
             Current $ [25]                Maximum  $ 30

      A Transfer Fee will be collected for each transfer in a Contract Year in excess of the number of transfers allowed without a fee as shown in the Transfers section of this Contract Schedule.

      The Transfer Fee will be deducted from each transfer in the ratio of the amount transferred from each subaccount to the total amount transferred prior to the deduction of the Transfer Fee.

                                      -5E-

                                                   Contract Number: [%999999999]

FEES AND CHARGES (Continued)

Redemption Fee:

      We reserve the right to collect any Redemption Fee imposed by any Fund, or as required by any regulatory authority.

Surrender Charge:

      A Surrender Charge may apply upon a partial or full withdrawal of the Surrender Value.

      The Surrender Charge is a percentage of the amount of each Premium withdrawn in excess of the Free Withdrawal Amount described in this Contract Schedule. The applicable Surrender Charge for each Premium is determined as follows:

 Number of Complete               Surrender
 Years Since the                  Charge
 Premium Payment                  Percentage
-------------------               ----------
less than 1                            2%
   1+                                  0%

For a full withdrawal, the Surrender Charge will be deducted from the Contract Value prior to payment of the Surrender Value. For partial withdrawals, unless you specify otherwise, the Surrender Charge will be deducted from the requested withdrawal amount prior to payment.

For the purpose of determining the Surrender Charge, partial and full withdrawals in a Contract Year assume Gain is withdrawn first, followed by Premiums on a First-In, First-Out (FIFO) basis.

Gainis the excess, if any, of  (i) over (ii) where:

      (i)   is the Contract Value just prior to the withdrawal; and

      (ii) is the sum of all Premiums paid less any prior withdrawal of those Premiums.

We reserve the right not to deduct the Surrender Charge from designated subaccounts which may be made available in the future.

                                      -5F-

                                                   Contract Number: [%999999999]

FEES AND CHARGES (CONTINUED)

Free Withdrawal Amount:

      Each Contract Year, You may withdraw a portion of Your Contract Value without deduction of a Surrender Charge. This amount is known as the Free Withdrawal Amount. The Free Withdrawal Amount available each Contract Year is the greater of (i) or (ii) where:

            (i)   is (a) less (b), where:

                  (a) is the sum of: 10% of each Premium subject to a Surrender Charge, but not greater than the Remaining Premium as of the beginning of the Contract Year; and

                  (b)   is any prior withdrawals during the Contract Year; and

            (ii) is Gain in the Contract, plus Remaining Premiums no longer subject to a Surrender Charge.

      Remaining Premium is the Premium less prior withdrawals of that Premium.

      Gain is defined in the Surrender Charge section of this Contract Schedule.

Other Contract Charges:

      None

Optional Rider Charges:

      If You have elected any optional Rider, the charges for such Rider are described on the Contract Schedule page applicable to that Rider.

CONTRACT CREDITS

      None

                                      -5G-

                                                   Contract Number: [%999999999]

TRANSFERS

Requirements and Limitations:

 Number of transfers allowed each Contract Year before the Transfer Fee applies:                                 [12]

 Minimum Transfer Amount:
 The minimum amount of a transfer, from one or multiple subaccounts, is $[1,000] or the remaining Account Value in a subaccount, if less than $[1,000].

 Minimum Value in a subaccount after a transfer:                                                            $ [1,000]

 We reserve the right to impose additional limitations on Your ability to make transfers to or from designated subaccounts which may be made available in the future.

 Transfer Fee - See the Fees and Charges section of this Contract Schedule.

 Redemption Fee - See the Fees and Charges section of this Contract Schedule.

WITHDRAWALS

Requirements and Limitations:

  Minimum Withdrawal Amount:                                                                                $   [100]

  Minimum Surrender Value after a partial withdrawal:                                                       $ [5,000]

  We reserve the right to impose additional limitations on Your ability to take withdrawals from designated subaccounts which may be made available in the future.

Deduction of Partial Withdrawals:
  Unless you specify otherwise or unless restrictions apply, partial withdrawals will be deducted from each subaccount in the ratio of your interest in each subaccount to your
  Account Value.

Surrender Charge - See the Fees and Charges section of this Contract Schedule.

Free Withdrawal Amount - See the Fees and Charges section of this Contract Schedule.

                                      -5H-

                                            Contract Number: [%999999999]

DEATH BENEFIT INFORMATION

Eligible Spousal Beneficiary:           A spousal Beneficiary whose age as of
                                        the Contract Date was not greater
                                        than the Maximum Owner Age shown on
                                        this Contract Schedule

Death Benefit Payment Election Period:  [60] days from our receipt of a certified death certificate or other
                                        legal proof of death acceptable to Us

Default Death Benefit Payment Option:
  For an Eligible Spousal Beneficiary   Spousal Beneficiary Continuation Option
  For any other Beneficiary             Death Benefit Payment Option 1- Lump Sum
                                        Payment

ANNUITY PERIOD INFORMATION

Requirements and Limitations:

     The Annuity Date may not be later than the Maturity Date.

     The Annuity Date may not be earlier than the first Contract Anniversary.

     A change of Annuitant may not cause the Maturity Date to be later than the Maturity Date established on the Contract Date.

Annuity Date:                                                    [ Jan 1, 2045 ]

Maturity Age:                                                                 90

Maturity Date:                                                   [ Jan 1, 2045 ]

     The Maturity Date is the birthday on which the oldest Annuitant reaches the Maturity Age.

Guaranteed Payout Rates:

     The guaranteed payout rates will be based on the Annuitant's Adjusted Age, the Guaranteed Mortality Table, if applicable, and the Guaranteed Interest Rate.

     Adjusted Age: For Annuity Dates from January 1, 2025 through December 31, 2034, the Annuitant's Adjusted Age will be his/her actual age reduced by one year. For each subsequent 10 year period, the Adjusted Age for the prior 10 year period will be reduced by an additional year.

     For example:

      ANNUITY DATE                             ADJUSTED AGE
      ------------                             ------------
before Dec. 31, 2024                       actual age
Jan. 1, 2025 through Dec. 31, 2034         subtract 1 year from actual age
Jan. 1, 2035 through Dec. 31, 2044         subtract 2 years from actual age
Jan. 1, 2045 through Dec. 31, 2054         subtract 3 years from actual age
Jan. 1, 2055 through Dec. 31, 2064         subtract 4 years from actual age

                                      -5I-

                                            Contract Number: [%999999999]

ANNUITY PERIOD INFORMATION (CONTINUED)

      Guaranteed Mortality Table: Annuity 2000 Mortality Table [(M/F)] projected to year 2025 under Scale G.

      Guaranteed Interest Rate: Lesser of (a) and (b) where:

            (a)   is 3.00%; and

            (b) is the interest rate calculated under the Redetermination Provision as of the Annuity Date, but not less than 1.00%.

      Redetermination Provision: For each calendar quarter, the Guaranteed Interest Rate is equal to the average of the monthly 5-Year Constant Maturity Treasury Rates reported by the Federal Reserve over a consecutive 12 month period ending with the second month of the previous calendar quarter, rounded to the nearest one-twentieth of 1 percent, less 1.25%.

Minimum Annuity Payment:                                                $     20

Minimum Annuity Value:                                                  $  2,000

Default Annuity Option:
      For a single Annuitant -     Annuity Option 2 - Life Annuity with Payments
                                   Guaranteed 10 Years

      For Joint Annuitants -       Annuity Option 4 - Joint and Survivor Life
                                   Annuity with Payments Guaranteed 10 Years

Present Value Interest Rate:       The interest rate We use on the Annuity Date
                                   to compute the amount of the annuity payments

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT

  [None]

  [MLNY101   Premium-Based Bonus Endorsement]

  [MLNY103   Guaranteed Minimum Death Benefit Rider - Return of Premium]

  [MLNY103   Guaranteed Minimum Death Benefit Rider - Maximum Anniversary Value]

  [MLNY105   Guaranteed Minimum Income Benefit Rider]

  [MLNY107   Spousal Beneficiary Continuation Option Endorsement]

  [MLNY108   Tax Sheltered Annuity Endorsement]

  [MLNY109   Individual Retirement Annuity Endorsement]

  [MLNY109B  Individual Retirement Annuity Endorsement]

  [MLNY110   Roth Individual Retirement Annuity Endorsement]

  [MLNY110B  Roth Individual Retirement Annuity Endorsement]

                                      -5J-

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                CONTRACT SCHEDULE

ML LIFE INSURANCE COMPANY OF NEW YORK      Contract Number:   [%999999999]
Service Center:                            Contract Date:     [January 3, 2005]
[P.O. Box 44222]
[Jacksonville, FL 32231-4222]              Financial Advisor:
[1-800-535-5549]                           [JOE BROKER]

CONTRACT INFORMATION
--------------------
Contract Form:                  MLNY-VA-010 - Flexible Premium Deferred Variable Annuity
Surrender Charge Period:        4 Years
Type of Contract:               [Non-Qualified]

Owner(s) Information:
      Name(s)                          Sex      Age
      [John Doe]                       [M]     [65]

      Maximum Owner Age:        80

Annuitant(s) Information:
      Name(s)                          Sex      Age
      [Joe Smith]                      [M]     [55]

      Maximum Annuitant Age:    80

Beneficiary(s) Information:
   Primary Beneficiary
      Name(s)                          Relationship             Percentage
      [Mary Doe]                       [Spouse]                 [100]%

   Contingent Beneficiary
      Name(s)                          Relationship             Percentage
      [Anne Doe]                       [Daughter]               [100]%

CONTRACT TERMINATION

This Contract will terminate upon the occurrence of any of the following events:

      a. the date the Contract is returned under the RIGHT TO REVIEW CONTRACT provision;

      b.    the date of payment of the entire Surrender Value;

      c.    the date of the last Death Benefit payment to the last Beneficiary;
            or

      d.    the date of the final annuity payment.

                                      -5A-

                                          Contract Number: [%999999999]

INACTIVE CONTRACT

[This Contract will be terminated by Us if, at the end of any Valuation Period:

      1.    no Premium payments have been received during the prior 36 months;
            and

      2. the total of all Premium payments made, less any partial withdrawals, is less than $5,000; and 3. the Contract Value is less than $5,000.

PREMIUMS

Initial Premium:                                      $[     ]

Initial Net Premium:                                  $[     ]

Allocation of Initial Net Premium:

      On the Contract Date, the Initial Net Premium will be allocated as shown in the Investment Options section of this Contract Schedule.

Allocation of Additional Net Premiums:

      Additional Net Premiums will be allocated at the end of the Valuation Period during which the Additional Premium payment is received and accepted at Our Service Center. Additional Net Premiums will be allocated according to any instructions the Owner provides at the time of such Premium payment, or, if none are received, according to the allocation instructions We have on file, subject to any allocation requirements imposed by Us.

Premium Load - See the Fees and Charges section of this Contract Schedule.

PREMIUM REQUIREMENTS AND LIMITATIONS
Minimum Additional Premiums:                          $[   50]

Maximum Total Premium Limit:

      This limit applies to each Owner based on that Owner's age on the date of each Premium payment (the Annuitant's age if the Owner is a non-natural person).

            If an Owner is under age 70: The total of all Premiums paid under this Contract and any other annuity contract(s) issued by Us, or by an affiliated insurance company, to that Owner is limited to $ 1,000,000 without Our prior approval.

            If an Owner is age 70 or over: The total of all Premiums paid under this Contract and any other annuity contract(s) issued by Us, or by an affiliated insurance company, to that Owner is limited to $ 500,000 without Our prior approval.

No additional Premiums can be paid on or after the Owner's (or older Co-Owner's) age 85, or, if the Owner is a non-natural person, the Annuitant's (or older Joint Annuitant's) age 85.

We reserve the right to refuse to accept any Premium payment.

                                      -5B-

                                          Contract Number: [%999999999]

INVESTMENT OPTIONS

Separate Account: ML of New York Variable Annuity Separate Account [A]

Allocation Guidelines and Restrictions:

      1. At any one time, Net Premiums and Account Value may be allocated among up to [20] of the available subaccounts.

      2.    All allocations must be in whole percentages.

      3. The minimum amount which may be allocated to any subaccount is [$1,000].

      4. We reserve the right to impose restrictions on allocations to certain subaccounts.

                                               Current
                                              Asset-Based
                                              Insurance       Allocation
Investment Category     Subaccount              Charge        Percentage
-------------------     ----------              ------        ----------
[Large Cap]              [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%

[Mid Cap]                [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%

[Small Cap]              [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%
                         [ X    ]                [xxx]%       [xxx]%

                                      -5C-

                                          Contract Number: [%999999999]

INVESTMENT OPTIONS (CONTINUED)

                                             Current
                                            Asset-Based
                                            Insurance          Allocation
Investment Category     Subaccount           Charge           Percentage
-------------------     ----------           ------           ----------
[International]          [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%

[Balanced]               [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%

[Money Market]           [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%

[Fixed Income]           [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%

[Other]                  [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%
                         [ X    ]             [xxx]%             [xxx]%

                                    Total                          100%

                                      -5D-

                                          Contract Number: [%999999999]

FEES AND CHARGES

Asset-Based Insurance Charge:
         Current Annual              see Table of Investment Options
         Maximum Annual              2.00 %

      The daily Asset-Based Insurance Charge is 1/365th of the annual charge. The Asset-Based Insurance Charge will be deducted daily in the determination of the Net Investment Factor for each subaccount.

      We reserve the right to apply different current Asset-Based Insurance Charges to designated subaccounts. The current Asset-Based Insurance Charge that applies to each subaccount on the Contract Date is shown in the Table of Investment Options above.

Contract Fee:

         Current    $ [50]           Maximum   $ 75

      If, on a Contract Anniversary on or prior to the Annuity Date, or on the date of a full withdrawal, or on the Annuity Date, both the Contract Value and Premiums less withdrawals, are less than $50,000, We will deduct a Contract Fee.

      The fee will be deducted from each subaccount in the ratio of your interest in each subaccount to your Account Value.

      We reserve the right not to deduct a Contract Fee from designated subaccounts which may be made available in the future.

Premium Tax Charge:

      Any charges made by Us attributable to premium taxes imposed by a state or other governmental unit will be deducted at the Annuity Date. In those jurisdictions that do not allow Us to reduce our current taxable premium income by the amount of any withdrawal or death benefit, We will also deduct a charge for those taxes on any withdrawal or death benefit paid under this Contract.

Premium Load:

      None

Transfer Fee:

         Current  $   [25]           Maximum   $  30

      A Transfer Fee will be collected for each transfer in a Contract Year in excess of the number of transfers allowed without a fee as shown in the Transfers section of this Contract Schedule.

      The Transfer Fee will be deducted from each transfer in the ratio of the amount transferred from each subaccount to the total amount transferred prior to the deduction of the Transfer Fee.

                                      -5E-

                                          Contract Number: [%999999999]

FEES AND CHARGES (CONTINUED)

Redemption Fee:

      We reserve the right to collect any Redemption Fee imposed by any Fund, or as required by any regulatory authority.

Surrender Charge:

      A Surrender Charge may apply upon a partial or full withdrawal of the Surrender Value.

      The Surrender Charge is a percentage of the amount of each Premium withdrawn in excess of the Free Withdrawal Amount described in this Contract Schedule. The applicable Surrender Charge for each Premium is determined as follows:

Number of Complete                           Surrender
Years Since the                              Charge
Premium Payment                              Percentage
---------------                              ----------
less than 1                                     6%
    1                                           5%
    2                                           4%
    3                                           3%
    4+                                          0%

      For a full withdrawal, the Surrender Charge will be deducted from the Contract Value prior to payment of the Surrender Value. For partial withdrawals, unless you specify otherwise, the Surrender Charge will be deducted from the requested withdrawal amount prior to payment.

      For the purpose of determining the Surrender Charge, partial and full withdrawals in a Contract Year assume Gain is withdrawn first, followed by Premiums on a First-In, First-Out (FIFO) basis.

      Gainis the excess, if any, of (i) over (ii) where:

      (i)   is the Contract Value just prior to the withdrawal; and

      (ii) is the sum of all Premiums paid less any prior withdrawal of those Premiums.

      We reserve the right not to deduct the Surrender Charge from designated subaccounts which may be made available in the future.

                                      -5F-

                                          Contract Number: [%999999999]

FEES AND CHARGES (CONTINUED)

Free Withdrawal Amount:

      Each Contract Year, You may withdraw a portion of Your Contract Value without deduction of a Surrender Charge. This amount is known as the Free Withdrawal Amount. The Free Withdrawal Amount available each Contract Year is the greater of (i) or (ii) where:

            (i)   is (a) less (b), where:

                  (a) is the sum of: 10% of each Premium subject to a Surrender Charge, but not greater than the Remaining Premium as of the beginning of the Contract Year; and

                  (b)   is any prior withdrawals during the Contract Year; and

            (ii) is Gain in the Contract, plus Remaining Premiums no longer subject to a Surrender Charge.

      Remaining Premium is the Premium less prior withdrawals of that Premium.

      Gain is defined in the Surrender Charge section of this Contract Schedule.

Other Contract Charges:

      None

Optional Rider Charges:

      If You have elected any optional Rider, the charges for such Rider are described on the Contract Schedule page applicable to that Rider.

CONTRACT CREDITS

                  None

                                      -5G-

                                          Contract Number: [%999999999]

TRANSFERS

Requirements and Limitations:

      Number of transfers allowed each Contract Year before the Transfer Fee applies:                [12]

      Minimum Transfer Amount:

      The minimum amount of a transfer, from one or multiple subaccounts, is $[1,000]
      or the remaining Account Value in a subaccount, if less than $[1,000].

      Minimum Value in a subaccount after a transfer:                                           $ [1,000]

      We reserve the right to impose additional limitations on Your ability to make transfers to or from designated subaccounts which may be made available in the future.

Transfer Fee - See the Fees and Charges section of this Contract Schedule.

Redemption Fee - See the Fees and Charges section of this Contract Schedule.

WITHDRAWALS

Requirements and Limitations:

      Minimum Withdrawal Amount:                                                                $   [100]

      Minimum Surrender Value after a partial withdrawal:                                       $ [5,000]

      We reserve the right to impose additional limitations on Your ability to take withdrawals from designated subaccounts which may be made available in the future.

Deduction of Partial Withdrawals:

      Unless you specify otherwise or unless restrictions apply, partial withdrawals will be deducted from each subaccount in the ratio of your interest in each subaccount to your Account Value.

Surrender Charge - See the Fees and Charges section of this Contract Schedule.

Free Withdrawal Amount - See the Fees and Charges section of this Contract Schedule.

                                      -5H-

                                          Contract Number: [%999999999]

DEATH BENEFIT INFORMATION

Eligible Spousal Beneficiary:           A spousal Beneficiary whose age as of
                                        the Contract Date was not greater than
                                        the Maximum Owner Age shown on this
                                        Contract Schedule

Death Benefit Payment Election Period:  [60] days from our receipt of a certified death certificate or other
                                        legal proof of death acceptable to Us

Default Death Benefit Payment Option:

   For an Eligible Spousal Beneficiary  Spousal Beneficiary Continuation Option
   For any other Beneficiary            Death Benefit Payment Option 1- Lump Sum
                                        Payment

ANNUITY PERIOD INFORMATION

Requirements and Limitations:

      The Annuity Date may not be later than the Maturity Date.

      The Annuity Date may not be earlier than the first Contract Anniversary.

      A change of Annuitant may not cause the Maturity Date to be later than the Maturity Date established on the Contract Date.

Annuity Date:                                                      [Jan 1, 2045]

Maturity Age:                                                                90

Maturity Date:                                                     [Jan 1, 2045]

      The Maturity Date is the birthday on which the oldest Annuitant reaches the Maturity Age.

Guaranteed Payout Rates:

      The guaranteed payout rates will be based on the Annuitant's Adjusted Age, the Guaranteed Mortality Table, if applicable, and the Guaranteed Interest Rate.

      Adjusted Age: For Annuity Dates from January 1, 2025 through December 31, 2034, the Annuitant's Adjusted Age will be his/her actual age reduced by one year. For each subsequent 10 year period, the Adjusted Age for the prior 10 year period will be reduced by an additional year.

      For example:

        ANNUITY DATE                               ADJUSTED AGE
        ------------                               ------------
before Dec. 31, 2024                       actual age
Jan. 1, 2025 through Dec. 31, 2034         subtract 1 year from actual age
Jan. 1, 2035 through Dec. 31, 2044         subtract 2 years from actual age
Jan. 1, 2045 through Dec. 31, 2054         subtract 3 years from actual age
Jan. 1, 2055 through Dec. 31, 2064         subtract 4 years from actual age

                                     -5I-

                                         Contract Number: [%999999999]

ANNUITY PERIOD INFORMATION (CONTINUED)

      Guaranteed Mortality Table: Annuity 2000 Mortality Table [(M/F)] projected to year 2025 under Scale G.

      Guaranteed Interest Rate: Lesser of (a) and (b) where:

            (a)   is 3.00%; and

            (b) is the interest rate calculated under the Redetermination Provision as of the Annuity Date, but not less than 1.00%.

      Redetermination Provision: For each calendar quarter, the Guaranteed Interest Rate is equal to the average of the monthly 5-Year Constant Maturity Treasury Rates reported by the Federal Reserve over a consecutive 12 month period ending with the second month of the previous calendar quarter, rounded to the nearest one-twentieth of 1 percent, less 1.25%.

Minimum Annuity Payment:                                                $     20

Minimum Annuity Value:                                                  $  2,000

Default Annuity Option:
   For a single Annuitant -     Annuity Option 2 - Life Annuity with Payments
                                Guaranteed 10 Years

   For Joint Annuitants -       Annuity Option 4 - Joint and Survivor Life
                                Annuity with Payments Guaranteed 10 Years

Present Value Interest Rate:    The interest rate We use on the Annuity Date to
                                compute the amount of the annuity payments

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT

   [None]

   [MLNY101  Premium-Based Bonus Endorsement]

   [MLNY103  Guaranteed Minimum Death Benefit Rider - Return of Premium]

   [MLNY103  Guaranteed Minimum Death Benefit Rider - Maximum Anniversary Value]

   [MLNY105  Guaranteed Minimum Income Benefit Rider]

   [MLNY107  Spousal Beneficiary Continuation Option Endorsement]

   [MLNY108  Tax Sheltered Annuity Endorsement ]

   [MLNY109  Individual Retirement Annuity Endorsement]

   [MLNY109B Individual Retirement Annuity Endorsement]

   [MLNY110  Roth Individual Retirement Annuity Endorsement]

   [MLNY110B Roth Individual Retirement Annuity Endorsement]

                                      -5J-

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                CONTRACT SCHEDULE

ML LIFE INSURANCE COMPANY OF NEW YORK   Contract Number:      [%999999999]
Service Center:                         Contract Date:        [January 3, 2005]
[P.O. Box 44222]
[Jacksonville, FL 32231-4222]           Financial Advisor:
[1-800-535-5549]                        [JOE BROKER]

CONTRACT INFORMATION
-------- -----------
Contract Form:           MLNY-VA-010 - Flexible Premium Deferred Variable Annuity
Surrender Charge Period: 7 Years
Type of Contract:        [Non-Qualified]

Owner(s) Information:

      Name(s)                          Sex               Age
      [John Doe]                       [M]               [65]

      Maximum Owner Age:      80

Annuitant(s) Information:
      Name(s)                          Sex               Age
      [Joe Smith]                      [M]               [55]

      Maximum Annuitant Age:  80

Beneficiary(s) Information:
  Primary Beneficiary
      Name(s)                          Relationship      Percentage
      [Mary Doe]                       [Spouse]          [100]%

  Contingent Beneficiary
      Name(s)                          Relationship      Percentage
      [Anne Doe]                       [Daughter]        [100]%

CONTRACT TERMINATION

This Contract will terminate upon the occurrence of any of the following events:

      a. the date the Contract is returned under the RIGHT TO REVIEW CONTRACT provision;

      b.    the date of payment of the entire Surrender Value;

      c.    the date of the last Death Benefit payment to the last Beneficiary;
            or

      d.    the date of the final annuity payment.

                                      -5A-

                                         Contract Number: [%999999999]

INACTIVE CONTRACT

[This Contract will be terminated by Us if, at the end of any Valuation Period:

      1.    no Premium payments have been received during the prior 36 months;
            and

      2. the total of all Premium payments made, less any partial withdrawals, is less than $5,000; and

      3.    the Contract Value is less than $5,000.

PREMIUMS

Initial Premium:                                                 $[       ]

Initial Net Premium:                                             $[       ]

Allocation of Initial Net Premium:

      On the Contract Date, the Initial Net Premium will be allocated as shown in the Investment Options section of this Contract Schedule.

Allocation of Additional Net Premiums:

      Additional Net Premiums will be allocated at the end of the Valuation Period during which the Additional Premium payment is received and accepted at Our Service Center. Additional Net Premiums will be allocated according to any instructions the Owner provides at the time of such Premium payment, or, if none are received, according to the allocation instructions We have on file, subject to any allocation requirements imposed by Us.

Premium Load - See the Fees and Charges section of this Contract Schedule.

PREMIUM REQUIREMENTS AND LIMITATIONS

Minimum Additional Premiums:                                     $[     50]

Maximum Total Premium Limit:

      This limit applies to each Owner based on that Owner's age on the date of each Premium payment (the Annuitant's age if the Owner is a non-natural person).

            If an Owner is under age 70: The total of all Premiums paid under this Contract and any other annuity contract(s) issued by Us, or by an affiliated insurance company, to that Owner is limited to $ 1,000,000 without Our prior approval.

            If an Owner is age 70 or over: The total of all Premiums paid under this Contract and any other annuity contract(s) issued by Us, or by an affiliated insurance company, to that Owner is limited to $ 500,000 without Our prior approval.

No additional Premiums can be paid on or after the Owner's (or older Co-Owner's) age 83, or, if the Owner is a non-natural person, the Annuitant's (or older Joint Annuitant's) age 83.

We reserve the right to refuse to accept any Premium payment.

                                      -5B-

                                         Contract Number: [%999999999]

INVESTMENT OPTIONS

Separate Account: ML of New York Variable Annuity Separate Account [A]

Allocation Guidelines and Restrictions:

      1. At any one time, Net Premiums and Account Value may be allocated among up to [20] of the available subaccounts.

      2.    All allocations must be in whole percentages.

      3. The minimum amount which may be allocated to any subaccount is [$1,000].

      4. We reserve the right to impose restrictions on allocations to certain subaccounts.

                                            Current
                                          Asset-Based
                                           Insurance        Allocation
Investment Category       Subaccount         Charge         Percentage
-------------------       ----------         ------         ----------
[Large Cap]                [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%

[Mid Cap]                  [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%

[Small Cap]                [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%

                                      -5C-

                                         Contract Number: [%999999999]

INVESTMENT OPTIONS (CONTINUED)


                                            Current
                                          Asset-Based
                                           Insurance        Allocation
Investment Category       Subaccount         Charge         Percentage
-------------------       ----------         ------         ----------
[International]            [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%

[Balanced]                 [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%

[Money Market]             [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%

[Fixed Income]             [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%

[Other]                    [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%
                           [ X    ]          [xxx]%          [xxx]%

                                  Total                        100%

                                      -5D-

                                          Contract Number: [%999999999]

FEES AND CHARGES

Asset-Based Insurance Charge:
                      Current Annual             see Table of Investment Options
                      Maximum Annual             2.00 %

      The daily Asset-Based Insurance Charge is 1/365th of the annual charge. The Asset-Based Insurance Charge will be deducted daily in the determination of the Net Investment Factor for each subaccount.

      We reserve the right to apply different current Asset-Based Insurance Charges to designated subaccounts. The current Asset-Based Insurance Charge that applies to each subaccount on the Contract Date is shown in the Table of Investment Options above.

Contract Fee:
                             Current    $ [50]     Maximum   $ 75

      If, on a Contract Anniversary on or prior to the Annuity Date, or on the date of a full withdrawal, or on the Annuity Date, both the Contract Value and Premiums less withdrawals, are less than $50,000, We will deduct a Contract Fee.

      The fee will be deducted from each subaccount in the ratio of your interest in each subaccount to your Account Value.

      We reserve the right not to deduct a Contract Fee from designated subaccounts which may be made available in the future.

Premium Tax Charge:

      Any charges made by Us attributable to premium taxes imposed by a state or other governmental unit will be deducted at the Annuity Date. In those jurisdictions that do not allow Us to reduce our current taxable premium income by the amount of any withdrawal or death benefit, We will also deduct a charge for those taxes on any withdrawal or death benefit paid under this Contract.

Premium Load:

      None

Transfer Fee:
                      Current  $   [25]          Maximum  $    30

      A Transfer Fee will be collected for each transfer in a Contract Year in excess of the number of transfers allowed without a fee as shown in the Transfers section of this Contract Schedule.

      The Transfer Fee will be deducted from each transfer in the ratio of the amount transferred from each subaccount to the total amount transferred prior to the deduction of the Transfer Fee.

                                      -5E-

                                        Contract Number: [%999999999]

FEES AND CHARGES (CONTINUED)

Redemption Fee:

      We reserve the right to collect any Redemption Fee imposed by any Fund, or as required by any regulatory authority.

Surrender Charge:

      A Surrender Charge may apply upon a partial or full withdrawal of the Surrender Value.

      The Surrender Charge is a percentage of the amount of each Premium withdrawn in excess of the Free Withdrawal Amount described in this Contract Schedule. The applicable Surrender Charge for each Premium is determined as follows:

 Number of Complete          Surrender
 Years Since the             Charge
 Premium Payment             Percentage
 ---------------             ----------
   less than 1                   7%
       1                         6%
       2                         5%
       3                         4%
       4                         3%
       5                         2%
       6                         1%
       7+                        0%

      For a full withdrawal, the Surrender Charge will be deducted from the Contract Value prior to payment of the Surrender Value. For partial withdrawals, unless you specify otherwise, the Surrender Charge will be deducted from the requested withdrawal amount prior to payment.

      For the purpose of determining the Surrender Charge, partial and full withdrawals in a Contract Year assume Gain is withdrawn first, followed by Premiums on a First-In, First-Out (FIFO) basis.

      Gain  is the excess, if any, of (i) over (ii) where:

            (i)   is the Contract Value just prior to the withdrawal; and

            (ii) is the sum of all Premiums paid less any prior withdrawal of those Premiums.

      We reserve the right not to deduct the Surrender Charge from designated subaccounts which may be made available in the future.

                                      -5F-

                                        Contract Number: [%999999999]

FEES AND CHARGES (CONTINUED)

Free Withdrawal Amount:

      Each Contract Year, You may withdraw a portion of Your Contract Value without deduction of a Surrender Charge. This amount is known as the Free Withdrawal Amount. The Free Withdrawal Amount available each Contract Year is the greater of (i) or (ii) where:

            (i)   is (a) less (b), where:

                  (a) is the sum of: 10% of each Premium subject to a Surrender Charge, but not greater than the Remaining Premium as of the beginning of the Contract Year; and

                  (b)   is any prior withdrawals during the Contract Year; and

            (ii) is Gain in the Contract, plus Remaining Premiums no longer subject to a Surrender Charge.

      Remaining Premium is the Premium less prior withdrawals of that Premium.

      Gain is defined in the Surrender Charge section of this Contract Schedule.

Other Contract Charges:

      None

Optional Rider Charges:

      If You have elected any optional Rider, the charges for such Rider are described on the Contract Schedule page applicable to that Rider.

CONTRACT CREDITS

      None

                                      -5G-

                                        Contract Number: [%99999999]

TRANSFERS

Requirements and Limitations:

      Number of transfers allowed each Contract Year before the Transfer Fee applies:        [ 12 ]

      Minimum Transfer Amount:
      The minimum amount of a transfer, from one or multiple subaccounts, is  $[1,000]
      or the remaining Account Value in a subaccount, if less than $[1,000].

      Minimum Value in a subaccount after a transfer:                                      $ [ 1,000]

      We reserve the right to impose additional limitations on Your ability to make transfers to or from designated subaccounts which may be made available in the future.

Transfer Fee - See the Fees and Charges section of this Contract Schedule.

Redemption Fee - See the Fees and Charges section of this Contract Schedule.

WITHDRAWALS

Requirements and Limitations:

      Minimum Withdrawal Amount:                                                           $  [100]

      Minimum Surrender Value after a partial withdrawal:                                  $ [5,000]

      We reserve the right to impose additional limitations on Your ability to take withdrawals from designated subaccounts which may be made available in the future.

Deduction of Partial Withdrawals:

      Unless you specify otherwise or unless restrictions apply, partial withdrawals will be deducted from each subaccount in the ratio of your interest in each subaccount to your Account Value.

Surrender Charge - See the Fees and Charges section of this Contract Schedule.

Free Withdrawal Amount - See the Fees and Charges section of this Contract Schedule.

                                      -5H-

                                      Contract Number: [%999999999]

DEATH BENEFIT INFORMATION

Eligible Spousal Beneficiary:                     A spousal Beneficiary whose age as of the ContractDate
                                                  was not greater than the Maximum Owner Age shown on
                                                  this Contract Schedule

Death Benefit Payment Election Period:            [60] days from our receipt of a certified death
                                                  certificate or other legal proof of death acceptable to Us

Default Death Benefit Payment Option:
      For an Eligible Spousal Beneficiary         Spousal Beneficiary Continuation Option
      For any other Beneficiary                   Death Benefit Payment Option 1- Lump Sum Payment

ANNUITY PERIOD INFORMATION

Requirements and Limitations:

      The Annuity Date may not be later than the Maturity Date.

      The Annuity Date may not be earlier than the first Contract Anniversary.

      A change of Annuitant may not cause the Maturity Date to be later than the

      Maturity Date established on the Contract Date.

Annuity Date:                                                [ Jan 1, 2045 ]

Maturity Age:                                                           90

Maturity Date:                                               [  Jan 1, 2045 ]

      The Maturity Date is the birthday on which the oldest Annuitant reaches the Maturity Age.

Guaranteed Payout Rates:

      The guaranteed payout rates will be based on the Annuitant's Adjusted Age, the Guaranteed Mortality Table, if applicable, and the Guaranteed Interest Rate.

      Adjusted Age: For Annuity Dates from January 1, 2025 through December 31, 2034, the Annuitant's Adjusted Age will be his/her actual age reduced by one year. For each subsequent 10 year period, the Adjusted Age for the prior 10 year period will be reduced by an additional year.

      For example:

ANNUITY DATE                                       ADJUSTED AGE
------------------------------------      --------------------------------
before Dec. 31, 2024                                actual age
  Jan. 1, 2025 through Dec. 31, 2034      subtract 1 year from actual age
  Jan. 1, 2035 through Dec. 31, 2044      subtract 2 years from actual age
  Jan. 1, 2045 through Dec. 31, 2054      subtract 3 years from actual age
  Jan. 1, 2055 through Dec. 31, 2064      subtract 4 years from actual age

                                      -5I-

                                      Contract Number: [%999999999]

ANNUITY PERIOD INFORMATION (CONTINUED)

      Guaranteed Mortality Table: Annuity 2000 Mortality Table [(M/F)] projected to year 2025 under Scale G.

      Guaranteed Interest Rate: Lesser of (a) and (b) where:

            (a)   is 3.00%; and

            (b) is the interest rate calculated under the Redetermination Provision as of the Annuity Date, but not less than 1.00%.

      Redetermination Provision: For each calendar quarter, the Guaranteed Interest Rate is equal to the average of the monthly 5-Year Constant Maturity Treasury Rates reported by the Federal Reserve over a consecutive 12 month period ending with the second month of the previous calendar quarter, rounded to the nearest one-twentieth of 1 percent, less 1.25%.

Minimum Annuity Payment:                                         $    20

Minimum Annuity Value:                                           $ 2,000

Default Annuity Option:

      For a single Annuitant -   Annuity Option 2 - Life Annuity with Payments
                                 Guaranteed 10 Years

      For Joint Annuitants -     Annuity Option 4 - Joint and Survivor Life
                                 Annuity with Payments Guaranteed 10 Years

Present Value Interest Rate:     The interest rate We use on the Annuity Date to
                                 compute the amount of the annuity payments

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT

[None]
[MLNY101     Premium-Based Bonus Endorsement]
[MLNY103     Guaranteed Minimum Death Benefit Rider - Return of Premium]
[MLNY103     Guaranteed Minimum Death Benefit Rider - Maximum Anniversary Value]
[MLNY105     Guaranteed Minimum Income Benefit Rider]
[MLNY107     Spousal Beneficiary Continuation Option Endorsement]
[MLNY108     Tax Sheltered Annuity Endorsement ]
[MLNY109     Individual Retirement Annuity Endorsement]
[MLNY109B    Individual Retirement Annuity Endorsement]
[MLNY110     Roth Individual Retirement Annuity Endorsement]
[MLNY110B    Roth Individual Retirement Annuity Endorsement]

                                      -5J-

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                               CONTRACT SCHEDULE

ML LIFE INSURANCE COMPANY OF NEW YORK     Contract Number:    [%999999999]
Service Center:                           Contract Date:      [January 3, 2005]
[P.O. Box 44222]
[Jacksonville, FL 32231-4222]             Financial Advisor:
[1-800-535-5549]                          [JOE BROKER]

CONTRACT INFORMATION
Contract Form:              MLNY-VA-010   -   Flexible Premium Deferred Variable
                                              Annuity
Surrender Charge Period:    9 Years

Type of Contract:           [Non-Qualified]

Owner(s) Information:
      Name(s)                     Sex        Age
     [John Doe]                   [M]        [65]

      Maximum Owner Age:     80

Annuitant(s) Information:
      Name(s)                     Sex        Age
      [Joe Smith]                 [M]        [55]

      Maximum Annuitant Age: 80

Beneficiary(s) Information:
      Primary Beneficiary

                      Name(s)         Relationship         Percentage
                      [Mary Doe]        [Spouse]             [100]%

      Contingent Beneficiary
                      Name(s)         Relationship         Percentage
                      [Anne Doe]       [Daughter]            [100]%

CONTRACT TERMINATION

This Contract will terminate upon the occurrence of any of the following events:

      a. the date the Contract is returned under the RIGHT TO REVIEW CONTRACT provision;

      b.    the date of payment of the entire Surrender Value;

      c.    the date of the last Death Benefit payment to the last Beneficiary;
            or

      d.    the date of the final annuity payment.

                                      -5A-

                                        Contract Number:    [%999999999]

INACTIVE CONTRACT

[This Contract will be terminated by Us if, at the end of any Valuation Period:

      1. no Premium payments have been received during the prior 36 months; and

      2. the total of all Premium payments made, less any partial withdrawals, is less than $5,000; and

      3. the Contract Value is less than $5,000.

PREMIUMS

Initial Premium:                                    $[    ]

Initial Net Premium:                                $[    ]

Allocation of Initial Net Premium:

      On the Contract Date, the Initial Net Premium will be allocated as shown in the Investment Options section of this Contract Schedule.

Allocation of Additional Net Premiums:

      Additional Net Premiums will be allocated at the end of the Valuation Period during which the Additional Premium payment is received and accepted at Our Service Center. Additional Net Premiums will be allocated according to any instructions the Owner provides at the time of such Premium payment, or, if none are received, according to the allocation instructions We have on file, subject to any allocation requirements imposed by Us.

Premium Load - See the Fees and Charges section of this Contract Schedule.

PREMIUM REQUIREMENTS AND LIMITATIONS

Minimum Additional Premiums:                        $[   50]

Maximum Total Premium Limit:

      This limit applies to each Owner based on that Owner's age on the date of each Premium payment (the Annuitant's age if the Owner is a non-natural person).

            If an Owner is under age 70: The total of all Premiums paid under this Contract and any other annuity contract(s) issued by Us, or by an affiliated insurance company, to that Owner is limited to $ 1,000,000 without Our prior approval.

            If an Owner is age 70 or over: The total of all Premiums paid under this Contract and any other annuity contract(s) issued by Us, or by an affiliated insurance company, to that Owner is limited to $ 500,000 without Our prior approval.

No additional Premiums can be paid on or after the Owner's (or older Co-Owner's) age 81, or, if the Owner is a non-natural person, the Annuitant's (or older Joint Annuitant's) age 81.

We reserve the right to refuse to accept any Premium payment.

                                      -5B-

                                      Contract Number:    [%999999999]
INVESTMENT OPTIONS

Separate Account: ML of New York Variable Annuity Separate Account [A]

Allocation Guidelines and Restrictions:

      1. At any one time, Net Premiums and Account Value may be allocated among up to [20] of the available subaccounts.

      2.    All allocations must be in whole percentages.

      3. The minimum amount which may be allocated to any subaccount is [$1,000].

      4. We reserve the right to impose restrictions on allocations to certain subaccounts.

                                     Current
                                    Asset-Based
                                     Insurance       Allocation
Investment Category   Subaccount      Charge         Percentage
-------------------   ----------      ------         ----------
[Large Cap]            [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%

[Mid Cap]              [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%

[Small Cap]            [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%

                                -5C-

                                      Contract Number:    [%999999999]

INVESTMENT OPTIONS (CONTINUED)

                                     Current
                                    Asset-Based
                                     Insurance       Allocation
Investment Category   Subaccount      Charge         Percentage
-------------------   ----------    -----------      ----------

[International]        [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%

[Balanced]             [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%

[Money Market]         [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%

[Fixed Income]         [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%

[Other]                [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%
                       [ X    ]       [xxx]%            [xxx]%

                                -5D-

                                           Contract Number: [%999999999]

FEES AND CHARGES

Asset-Based Insurance Charge:
               Current Annual               see Table of Investment Options
               Maximum Annual               2.00 %

      The daily Asset-Based Insurance Charge is 1/365th of the annual charge. The Asset-Based Insurance Charge will be deducted daily in the determination of the Net Investment Factor for each subaccount.

      We reserve the right to apply different current Asset-Based Insurance Charges to designated subaccounts. The current Asset-Based Insurance Charge that applies to each subaccount on the Contract Date is shown in the Table of Investment Options above.

Contract Fee:
               Current  $  [50]             Maximum   $  75

      If, on a Contract Anniversary on or prior to the Annuity Date, or on the date of a full withdrawal, or on the Annuity Date, both the Contract Value and Premiums less withdrawals, are less than $50,000, We will deduct a Contract Fee.

      The fee will be deducted from each subaccount in the ratio of your interest in each subaccount to your Account Value.

      We reserve the right not to deduct a Contract Fee from designated subaccounts which may be made available in the future.

Premium Tax Charge:

      Any charges made by Us attributable to premium taxes imposed by a state or other governmental unit will be deducted at the Annuity Date. In those jurisdictions that do not allow Us to reduce our current taxable premium income by the amount of any withdrawal or death benefit, We will also deduct a charge for those taxes on any withdrawal or death benefit paid under this Contract.

Premium Load:

      None

Transfer Fee:
               Current  $  [25]             Maximum   $  30

      A Transfer Fee will be collected for each transfer in a Contract Year in excess of the number of transfers allowed without a fee as shown in the Transfers section of this Contract Schedule.

      The Transfer Fee will be deducted from each transfer in the ratio of the amount transferred from each subaccount to the total amount transferred prior to the deduction of the Transfer Fee.

                                      -5E-

                                           Contract Number: [%999999999]

FEES AND CHARGES (CONTINUED)

Redemption Fee:

      We reserve the right to collect any Redemption Fee imposed by any Fund, or as required by any regulatory authority.

Surrender Charge:

      A Surrender Charge may apply upon a partial or full withdrawal of the Surrender Value.

      The Surrender Charge is a percentage of the amount of each Premium withdrawn in excess of the Free Withdrawal Amount described in this Contract Schedule. The applicable Surrender Charge for each Premium is determined as follows:

Number of Complete                           Surrender
Years Since the                              Charge
Premium Payment                              Percentage
---------------                              ----------
  less than 1                                   8%
      1                                         8%
      2                                         7%
      3                                         7%
      4                                         6%
      5                                         6%
      6                                         5%
      7                                         4%
      8                                         3%
      9+                                        0%

      For a full withdrawal, the Surrender Charge will be deducted from the Contract Value prior to payment of the Surrender Value. For partial withdrawals, unless you specify otherwise, the Surrender Charge will be deducted from the requested withdrawal amount prior to payment.

      For the purpose of determining the Surrender Charge, partial and full withdrawals in a Contract Year assume Gain is withdrawn first, followed by Premiums on a First-In, First-Out (FIFO) basis.

      Gainis the excess, if any, of (i) over (ii) where:

            (i)   is the Contract Value just prior to the withdrawal; and

            (ii) is the sum of all Premiums paid less any prior withdrawal of those Premiums.

      We reserve the right not to deduct the Surrender Charge from designated subaccounts which may be made available in the future.

                                      -5F-

                                           Contract Number: [%999999999]

FEES AND CHARGES (CONTINUED)

Free Withdrawal Amount:

      Each Contract Year, You may withdraw a portion of Your Contract Value without deduction of a Surrender Charge. This amount is known as the Free Withdrawal Amount. The Free Withdrawal Amount available each Contract Year is the greater of (i) or (ii) where:

            (i)   is (a) less (b), where:

                  (a) is the sum of: 10% of each Premium subject to a Surrender Charge, but not greater than the Remaining Premium as of the beginning of the Contract Year; and

                  (b)   is any prior withdrawals during the Contract Year; and

            (ii) is Gain in the Contract, plus Remaining Premiums no longer subject to a Surrender Charge.

      Remaining Premium is the Premium less prior withdrawals of that Premium.

      Gain is defined in the Surrender Charge section of this Contract Schedule.

Other Contract Charges:

      None

Optional Rider Charges:

      If You have elected any optional Rider, the charges for such Rider are described on the Contract Schedule page applicable to that Rider.

CONTRACT CREDITS

      None

                                      -5G-

                                           Contract Number: [%999999999]

TRANSFERS

Requirements and Limitations:

      Number of transfers allowed each Contract Year before the Transfer Fee  applies:        [12]

      Minimum Transfer Amount:

      The minimum amount of a transfer, from one or multiple subaccounts, is $[1,000]
      or the remaining Account Value in a subaccount, if less than $[1,000].

      Minimum Value in a subaccount after a transfer:                                   $ [ 1,000]

      We reserve the right to impose additional limitations on Your ability to make transfers to or from designated subaccounts which may be made available in the future.

Transfer Fee - See the Fees and Charges section of this Contract Schedule.

Redemption Fee - See the Fees and Charges section of this Contract Schedule.

WITHDRAWALS

Requirements and Limitations:

      Minimum Withdrawal Amount:                                                        $    [100]

      Minimum Surrender Value after a partial withdrawal:                               $  [5,000]

      We reserve the right to impose additional limitations on Your ability to take withdrawals from designated subaccounts which may be made available in the future.

Deduction of Partial Withdrawals:

      Unless you specify otherwise or unless restrictions apply, partial withdrawals will be deducted from each subaccount in the ratio of your interest in each subaccount to your Account Value.

Surrender Charge - See the Fees and Charges section of this Contract Schedule.

Free Withdrawal Amount - See the Fees and Charges section of this Contract
Schedule.

                                      -5H-

                                           Contract Number: [%999999999]


DEATH BENEFIT INFORMATION

Eligible Spousal Beneficiary:           A spousal Beneficiary whose age as of
                                        the Contract Date was not greater than
                                        the Maximum Owner Age shown on this
                                        Contract Schedule

Death Benefit Payment Election Period:  [60] days from our receipt of a certified death certificate or other
                                        legal proof of death acceptable to Us

Default Death Benefit Payment Option:
  For an Eligible Spousal Beneficiary   Spousal Beneficiary Continuation Option
  For any other Beneficiary             Death Benefit Payment Option 1- Lump Sum
                                        Payment

ANNUITY PERIOD INFORMATION

Requirements and Limitations:
     The Annuity Date may not be later than the Maturity Date. The Annuity Date may not be earlier than the first Contract Anniversary. A change of Annuitant may not cause the Maturity Date to be later than the Maturity Date established on the Contract Date.

Annuity Date:                                                      [Jan 1, 2045]

Maturity Age:                                                                90

Maturity Date:                                                     [Jan 1, 2045]

      The Maturity Date is the birthday on which the oldest Annuitant reaches the Maturity Age.

Guaranteed Payout Rates:

      The guaranteed payout rates will be based on the Annuitant's Adjusted Age, the Guaranteed Mortality Table, if applicable, and the Guaranteed Interest Rate.

      Adjusted Age: For Annuity Dates from January 1, 2025 through December 31, 2034, the Annuitant's Adjusted Age will be his/her actual age reduced by one year. For each subsequent 10 year period, the Adjusted Age for the prior 10 year period will be reduced by an additional year.

For example:

          ANNUITY DATE                                 ADJUSTED AGE
          ------------                                 ------------
before Dec. 31, 2024                       actual age
Jan. 1, 2025 through Dec. 31, 2034         subtract 1 year from actual age
Jan. 1, 2035 through Dec. 31, 2044         subtract 2 years from actual age
Jan. 1, 2045 through Dec. 31, 2054         subtract 3 years from actual age
Jan. 1, 2055 through Dec. 31, 2064         subtract 4 years from actual age

                                      -5I-

                                           Contract Number: [%999999999]


ANNUITY PERIOD INFORMATION (CONTINUED)

      Guaranteed Mortality Table: Annuity 2000 Mortality Table [(M/F)] projected to year 2025 under Scale G.

      Guaranteed Interest Rate: Lesser of (a) and (b) where:

            (a)   is 3.00%; and

            (b) is the interest rate calculated under the Redetermination Provision as of the Annuity Date, but not less than 1.00%.

      Redetermination Provision: For each calendar quarter, the Guaranteed Interest Rate is equal to the average of the monthly 5-Year Constant Maturity Treasury Rates reported by the Federal Reserve over a consecutive 12 month period ending with the second month of the previous calendar quarter, rounded to the nearest one-twentieth of 1 percent, less 1.25%.

Minimum Annuity Payment:                                         $         20

Minimum Annuity Value:                                           $      2,000

Default Annuity Option:
  For a single Annuitant -              Annuity Option 2 - Life Annuity with
                                        Payments Guaranteed 10 Years

  For Joint Annuitants -                Annuity Option 4 - Joint and Survivor
                                        Life Annuity with Payments Guaranteed 10
                                        Years

Present Value Interest Rate:            The interest rate We use on the Annuity
                                        Date to compute the amount of the
                                        annuity payments

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT

  [None]

  [MLNY101   Premium-Based Bonus Endorsement]

  [MLNY103   Guaranteed Minimum Death Benefit Rider - Return of Premium]

  [MLNY103   Guaranteed Minimum Death Benefit Rider - Maximum Anniversary Value]

  [MLNY105   Guaranteed Minimum Income Benefit Rider]

  [MLNY107   Spousal Beneficiary Continuation Option Endorsement]

  [MLNY108   Tax Sheltered Annuity Endorsement ]

  [MLNY109   Individual Retirement Annuity Endorsement]

  [MLNY109B  Individual Retirement Annuity Endorsement]

  [MLNY110   Roth Individual Retirement Annuity Endorsement]

  [MLNY110B  Roth Individual Retirement Annuity Endorsement]

                                      -5J-

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